 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 1997

                                                      Registration No. 33-87874
-------------------------------------------------------------------------------

                     SECURITIES AND EXCHANGE COMMISSION
                            Washington. D.C. 20549
                            ----------------------

                                   FORM N-1A

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]

       Pre-Effective Amendment No.                         [ ]
                                   ---

       Post-Effective Amendment No. 2                      [X]
                                   ---
                                    AND/OR

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

           Amendment No. 7
                        ---
                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
              (Exact Name of Registrant as Specified in Charter)

                   320 Park Avenue, New York, New York 10022
        (Address of Registrant's Principal Executive Offices)(Zip Code)

         Registrant's Telephone Number, including Area Code: (212) 224-1939

                               PATRICK A. BURNS
              Senior Executive Vice President and General Counsel
                  Mutual of America Institutional Funds, Inc.
                   320 Park Avenue, New York, New York 10022
                    (Name and Address of Agent for Service)

                                  Copies to:

 Stanley M. Lenkowicz                                   Robert S. Schneider
 Senior Vice President & Deputy General Counsel         Graham & James LLP
 Mutual of America Life Insurance Company               885 Third Avenue
 320 Park Avenue                                        New York, New York 10022
 New York, New York 10022

                         ----------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

     immediately upon filing pursuant to paragraph (b).
---

     on (date) pursuant to paragraph (b) of Rule 485.
---
     60 days after filing pursuant to paragraph (a)(1) of Rule 485.
---

 X   on May 1, 1997 pursuant to paragraph (a)(1) of Rule 485.
---

     75 days after filing pursuant to paragraph (a)(2)
---

     on May 1, 1996 pursuant to paragraph (a)(2) of Rule 485
---

Pursuant to Rule 24f-2(a)(1) of the Investment Company Act of 1940, the Registrant has registered an indefinite number or amount of its securities under the Securities Act of 1933. The notice required by such rule for the Registrant's most recent fiscal year will be filed on February 28, 1997.

                         ----------------------------

                                 [ART TO COME]
PROSPECTUS AND APPLICATION

MUTUAL OF AMERICA

INSTITUTIONAL FUNDS, INC.



-- ALL AMERICA FUND

-- BOND FUND

-- MONEY MARKET FUND

MAY 1, 1997

PROSPECTUS

-------------------------------------------------------------------------------
                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                   320 PARK AVENUE, NEW YORK, NEW YORK 10022
-------------------------------------------------------------------------------

Mutual of America Institutional Funds, Inc. (the "Investment Company") is an open-end management investment company (a mutual fund) currently issuing three series of common stock. Shares of the Funds of the Investment Company are offered on a no-load basis. All purchases and redemptions of Fund shares are required to be made by wire transfer of federal funds.

The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, municipalities and other public entities and other institutional investors. The minimum initial investment currently required is $25,000, except that the Investment Company may waive this requirement for certain institutional investors, and the minimum amount for additional purchases currently is $5,000.

The ALL AMERICA FUND'S investment objective is to outperform the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index") by providing a diversified portfolio of assets with diversified management and a broad exposure to the market. The objective for approximately 60% of its assets is to provide investment results that to the extent practical correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index, and the investment objective for the remaining approximately 40% of its assets is to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of securities that may include common stocks, securities convertible into common stocks, bonds and money market instruments. The All America Fund may invest in foreign securities and American Depositary Receipts to the extent set forth in this Prospectus.

The BOND FUND'S primary investment objective is to provide a high level of current income, with preservation of shareholders' capital a secondary objective, by investing primarily in publicly traded, investment grade debt securities.

The MONEY MARKET FUND'S investment objective is the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital by investing in money market instruments and other short-term debt securities. INVESTMENTS IN THE MONEY MARKET FUND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. See "Investment Objectives and Policies of the Funds", beginning on page 5.

Mutual of America Capital Management Corporation (the "Adviser") is the investment adviser for the Funds, and Fred Alger Management, Inc., Oak Associates, Ltd., and Palley-Needelman Asset Management, Inc. each serve as a subadviser for a portion of the actively managed assets of the All America Fund. Shares of the Funds are distributed by Mutual of America Securities Corporation (the "Distributor"), an affiliate of the Adviser. An application to purchase Fund shares is attached to this Prospectus. FOR INFORMATION ABOUT HOW TO MAKE INITIAL AND SUBSEQUENT PURCHASES OF FUND SHARES AND HOW TO REDEEM OR EXCHANGE FUND SHARES OWNED, REFER TO "PURCHASE OF SHARES" ON PAGE 18 AND "REDEMPTION AND EXCHANGE OF SHARES" ON PAGE 19 OF THIS PROSPECTUS.

This Prospectus describes the investment objectives and policies of the Funds and sets forth information about the Investment Company that a potential investor should know before making an investment in Fund shares. A Statement of Additional Information dated May 1, 1997 has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus and is available at no charge by writing to the Investment Company at the above address or by calling 1-800-914-8716.

-------------------------------------------------------------------------------
THESE SECURITIES HAVE  NOT BEEN APPROVED OR DISAPPROVED BY  THE SECURITIES AND
 EXCHANGE  COMMISSION  OR  ANY  STATE   SECURITIES  COMMISSION  NOR  HAS  THE
 SECURITIES  AND  EXCHANGE  COMMISSION  OR ANY  STATE  SECURITIES  COMMISSION
  PASSED  UPON   THE   ACCURACY  OR   ADEQUACY  OF   THIS   PROSPECTUS.  ANY
  REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

You should read this Prospectus carefully before investing and keep it for future reference.

Prospectus dated May 1, 1997

                               TABLE OF CONTENTS

                                       PAGE
                                       ----
Annual Fees and Expenses.............    2
Financial Highlights.................    3
Performance of Similar Funds.........    4
General Description of the Investment
 Company.............................    4
Investment Objectives and Policies of
 the Funds...........................    5
Investment Advisory, Subadvisory and
 Administrative Arrangements.........   15

                                                                       PAGE
                                                                       ----
The Funds' Expenses...................................................  17
Portfolio Transactions................................................  18
Purchase of Shares....................................................  18
Redemption and Exchange of Shares.....................................  19
Dividends, Distributions and Taxes....................................  21
Additional Information................................................  23
An Application is included with this Prospectus

                     -------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE INVESTMENT COMPANY, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                     -------------------------------------

                           ANNUAL FEES AND EXPENSES

                                                  ALL AMERICA  BOND     MONEY
                                                     FUND      FUND  MARKET FUND
                                                  ----------- ------ -----------
SHAREHOLDER TRANSACTION EXPENSES................     none      none     none
ANNUAL FUND OPERATING EXPENSES(l)
 (as a percentage of average net assets)
Investment Advisory Fees........................      .50%      .45%     .20%
Other Expenses (after expense reimbursement)(2).      .35%      .25%     .20%
                                                     ----      ----     ----
TOTAL OPERATING EXPENSES (after expense
 reimbursement)(2)..............................      .85%      .70%     .40%
                                                     ====      ====     ====

--------

(l) The Money Market Fund had not commenced operations as of the date of this Prospectus, and "Other Expenses" have been estimated.

(2) The Adviser has voluntarily agreed to limit the total expenses (excluding taxes, brokerage commissions and extraordinary expenses) of the Funds to an annual rate of .85% of net assets for the All America Fund, .70% of net assets for the Bond Fund and .40% of net assets for the Money Market Fund. If this policy were not in effect, the Other Expenses and Total Operating Expenses as a percentage of average net assets would have been .37% and .87% for the All America Fund and .65% and .90% for the Bond Fund for the period May 1, 1996 through December 31, 1996. The estimated Other Expenses and Total Operating Expenses as a percentage of net assets are .70% and .90% for the Money Market Fund. See "Investment Advisory and Administrative Arrangements."

EXAMPLE:

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
     All America Fund............................................  $ 9     $29
     Bond Fund...................................................  $ 7     $24
     Money Market Fund...........................................  $ 4     $14

The information in the table above is an estimate based on the Funds' expected expenses after expense reimbursements and is provided for purposes of assisting you in understanding the various costs and expenses that an investor in the Funds will bear, directly or indirectly. THE 5% HYPOTHETICAL ANNUAL RETURN AND ESTIMATED ANNUAL EXPENSES SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF FUTURE FUND PERFORMANCE OR EXPENSES, BOTH OF WHICH MAY BE GREATER OR LESSER THAN SHOWN. For a more detailed discussion of the Funds' fees and expenses, see "Investment Advisory, Subadvisory and Administrative Arrangements."

                           FINANCIAL HIGHLIGHTS

Income and capital changes per share for an All America Fund share and a Bond Fund share outstanding throughout the period May 1, 1996 (commencement of operations) to December 31, 1996 and other supplementary data are set forth below. The data has been audited by the Fund's independent auditor, Arthur Andersen LLP. The financial statements of the Investment Company, along with the report of Arthur Andersen thereon, as of and for the period ended December 31, 1996 are set forth in the Investment Company's Statement of Additional Information, dated May 1, 1997. Further information about the performance of the Funds, including management's discussion of performance, is contained in the Investment Company's annual report to shareholders, which may be obtained without charge by request to the Investment Company.

                                                      ALL AMERICA FUND BOND FUND
                                                      ---------------- ---------
   NET ASSET VALUE, BEGINNING OF PERIOD.............       $10.00       $10.01
   Income From Investment Operations
     Net Investment Income..........................          .06          .38
     Net Gains or Losses on Securities (realized and
      unrealized)...................................          .98          .12
                                                           ------       ------
       Total From Investment Operations.............         1.04          .50
                                                           ------       ------
   Less Dividend Distributions
     From net investment income.....................         (.06)        (.38)
     From capital gains.............................          --           --
                                                           ------       ------
       Total Distributions..........................         (.06)        (.38)
                                                           ------       ------
   NET ASSET VALUE, END OF PERIOD...................       $10.98       $10.13
                                                           ======       ======
   Total Return(a)..................................         10.4%         5.0%
   Net Assets, End of Period (millions).............       $ 55.5       $ 21.0
   Ratio of Net Investment Income to Average Net
    Assets(b).......................................          .95%        5.63%
   Ratio of Expenses to Average Net Assets(b).......          .87%         .90%
   Ratio of Expenses to Average Net Assets After
    Expense Reimbursement(b)........................          .85%         .70%
   Portfolio Turnover Rate(b)(c)....................         9.33%       17.85%
   Average Commission Rate Paid(d)..................       $.0483          N/A

--------

(a) Not annualized. Total return would have been lower had certain expenses not been reimbursedby the Adviser.

(b) Annualized.

(c) Portfolio turnover rate excludes all U.S. Government and short-term securities.

(d) Average commission rate paid per share of common and preferred stock.

N/A = Not applicable

                         PERFORMANCE OF SIMILAR FUNDS

The investment policies and objectives of the All America Fund, the Bond Fund and the Money Market Fund of the Investment Company are substantially identical to those of the All America Fund, the Bond Fund and the Money Market Fund of the Mutual of America Investment Corporation (the "Corporation"). In addition, the Adviser and Subadvisers for the Corporation's All America, Bond and Money Market Funds are the same as for the Investment Company's All America, Bond and Money Market Funds, and the portfolio managers are the same. See "Investment Advisory, Subadvisory and Administrative Arrangements" in this Prospectus. Shares of the Corporation's funds are sold only to separate accounts of Mutual of America Life Insurance Company ("Mutual of America") and its indirect wholly owned subsidiary, The American Life Insurance Company of New York, as a funding medium for variable accumulation annuity contracts and variable life insurance policies issued by such companies. The All America, Bond and Money Market Funds of the Corporation are the respective successors, pursuant to a reorganization effected on October 31, 1986, of Mutual of America's Separate Account No. 2 Stock and Bond Funds, which commenced operations in January 1985.

The Adviser has provided the following information. For the Bond Fund of the Corporation, total return was 3.5% for the one year ended December 31, 1996, and average annual total return was 8.0% for the five years ended December 31, 1996 and 8.0% for the ten years ended December 31, 1996. For the All America Fund of the Corporation, total return was 20.7% for the one year ended December 31, 1996, and average annual total return was 22.7% for the period from May 2, 1994 (the date the Fund's current name and investment policies and objectives were adopted and subadvisers were added) through December 31, 1996. For the Money Market Fund, total return was 5.3% for the one year ended December 31, 1996, and current yield for the seven day period ended December 31, 1996 was 5.37%. Past performance of the Funds is not predictive of future performance. Investors should not consider performance data for the Corporation as an indication of the future performance of the All America, Bond and Money Market Funds offered under this Prospectus.

Results for the All America Fund, Bond Fund and Money Market Fund of the Corporation are different than the results that were or would have been obtained for the All America Fund, Bond Fund and Money Market Fund of the Investment Company. The total operating expenses for each of the All America Fund and Bond Fund of the Corporation were .50% of average net assets during the periods shown above and for the Money Market Fund were .25% of average net assets (additional expenses were paid at the separate account level), while the annual total operating expenses of the All America Fund, Bond Fund and Money Market Fund of the Investment Company are estimated as .85%, .70% and
 .40%, respectively, of average net assets. The All America Fund of the Corporation, from May 1994 until June 1995, had a Subadviser for approximately 10% of the Fund's assets currently managed by the Adviser. In addition, the assets of the All America Fund, Bond Fund and Money Market Fund of the Corporation at year end 1996 were $533 million, $311 million and $78 million, respectively.

                 GENERAL DESCRIPTION OF THE INVESTMENT COMPANY

The Investment Company was formed as a Maryland corporation on October 27, 1994. It is a diversified, open-end management investment company as those terms are defined in the Investment Company Act of 1940 (the "1940 Act"). Its investment adviser is Mutual of America Capital Management Corporation (the "Adviser"). Shares of the Funds are offered on a no-load basis.

As a "series" type of mutual fund, the Investment Company issues separate classes (or series) of stock, each representing a separate portfolio of securities ("Fund"). Currently, the Investment Company consists of the All America Fund, the Bond Fund and the Money Market Fund. Additional Funds may be established in the future. The Investment Company does not issue certificates for shares of Funds purchased.

The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, municipalities or other public entities and other institutional investors. Currently, the Investment Company requires a minimum initial investment of $25,000, except that this requirement may be waived by the Investment Company in its discretion for certain institutional investors. The minimum amount for additional purchases of Fund shares currently is $5,000.

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

INVESTMENT OBJECTIVES

Each Fund of the Investment Company has a different investment objective which it pursues through separate investment policies. The investment objectives of each Fund may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund affected. There can be no assurance that a Fund will meet its objectives. The investment objectives and policies of each Fund are discussed below. Particular types of securities in which the Funds may invest and any applicable percentage limitations for such securities are discussed below under "Other Portfolio Strategies and Associated Risk Factors."

The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. As used in the following discussion, "market risk" refers to the volatility of the reaction of the price of a security to changes in conditions in the securities markets in general and, with particular reference to debt securities, changes in the overall level of interest rates; "financial risk" refers to the ability of an issuer of a debt security to pay principal and interest on that security and to the earning stability and overall financial soundness of an issuer of an equity security; and "current income volatility" refers to the degree and rapidity with which changes in the overall level of interest rates become reflected in the level of current income of a Fund.

ALL AMERICA FUND

The investment objective of the All America Fund is to outperform the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index") by providing a diversified portfolio of assets with diversified management and a broad exposure to the market. At least 65% of the All America Fund's total assets will be invested in equity securities under normal market conditions, and the issuers of at least 80% of the Fund's total assets will be United States corporations or entities.

INDEXED ASSETS. The investment objective for approximately 60% of the assets of the All America Fund (the "Indexed Assets") is to provide investment results that to the extent practical correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.

The Adviser will attempt to duplicate the investment results of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation chooses the stocks to be included in the S&P 500 Index solely on a statistical basis. The inclusion of a stock in the S&P 500 Index does not imply an opinion by Standard & Poor's Corporation that the stock is an attractive investment. An investment in the Fund involves risks similar to those of investing in common stocks. The Adviser will attempt to fully invest the Indexed Assets at all times in the stocks that comprise the S&P 500 Index, and at least 80% of the Indexed Assets will be so invested. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Stocks will be selected for the Fund's portfolio in the order of their weightings in the S&P 500 Index beginning with the heaviest weighted stocks. The percentage of the Fund's assets invested in each of the selected stocks will be approximately the same as the percentage the stock represents in the S&P 500 Index.

The Adviser will manage the Indexed Assets using a computer program to determine which stocks are to be purchased or sold to replicate the S&P 500 Index to the extent feasible. Initially the Fund contemplates executing all transactions through a single broker. From time to time, administrative adjustments may be made in the Fund's portfolio because of changes in the composition of the S&P 500 Index, but such changes should be infrequent.

The Adviser believes that the indexing approach described above is an effective method of substantially duplicating percentage changes in the S&P 500 Index. It is a reasonable expectation that there will be a close correlation between the Indexed Assets' performance and that of the S&P 500 Index in both rising and falling markets. The Adviser will attempt to achieve a correlation between the performance of the Indexed Assets and that of the S&P 500 Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Indexed Assets' net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The Fund will invest in stock index futures contracts, options on stock indexes, options on stock index future contracts, puts and calls to the extent necessary to attempt to achieve this correlation. The Adviser's ability to correlate the Indexed Assets' performance with the S&P 500 Index, however, may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated by Standard & Poor's Corporation and the timing of purchases and redemptions. In the future, the Board of Directors, subject to the approval of shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks in general.

The Adviser's ability to duplicate the performance of the S&P 500 Index also depends to some extent on the size of the Fund's portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the Fund's portfolio to the S&P 500 Index to the maximum practicable extent. Mutual of America Life Insurance Company, the indirect parent corporation of the Adviser, invested $50 million in the All America Fund in connection with the commencement of the Fund's operations and will endeavor to maintain a minimum asset balance in the Fund (including its investments and the investments of other shareholders) which is at least $25 million at any time, but does not guarantee to do so. As shareholders invest in the Fund, over time Mutual of America Life reserves the right to reduce its investment in the Fund consistent with the above Fund target minimum balance.

ACTIVE ASSETS. The investment objective for the remaining approximately 40% of the assets (the "Active Assets") is to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of securities that may include common stocks, securities convertible into common stocks, bonds and money market instruments. The Active Assets will be invested by the Adviser and three subadvisers (each a "Subadviser", and together the "Subadvisers"), under a subadvisory agreement (each a "Subadvisory Agreement") between the Adviser and each of the Subadvisers. The Adviser will allocate the Active Assets to maintain, to the extent practicable under current market conditions, approximately equal amounts with the Subadvisers and the Adviser. The Subadvisers are Fred Alger Management, Inc. ("Alger Management"), Oak Associates, Ltd. ("Oak Associates"), and Palley-Needelman Asset Management, Inc. ("Palley-Needelman"). See "Investment Advisory Arrangements--The Subadvisers".

The Subadvisers and the Adviser each follow a different approach for the investment of the Active Assets. Palley-Needelman invests its portion of Active Assets in stocks that Palley-Needelman considers to be of high quality with lower than average price volatility and low price/earning ratios. Companies generally will have below market debt levels, earnings growth of 10% or more, current yield greater than the average of the S&P 500, and market capitalization of $1 billion or more. Oak Associates invests in mid-sized capitalization stocks that have low current income and the potential for significant growth. Oak Associates monitors 400 stocks and will invest its portion of the Fund in approximately 20-25 common stocks without regard for market industry weighting. Alger Management invests in stocks that it considers to be fundamentally sound with the potential for strong growth and for earnings in excess of market expectations. The securities of these companies often are traded in the over-the-counter market. Except during temporary defensive periods, the Alger Management portion of the Fund will invest at least 65% of its assets in equity securities of companies that, at the time of the Fund's purchase of the securities, have total market capitalization within the range of capitalization of the companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, updated quarterly. The Adviser generally invests in stocks that it considers undervalued. Its approach is to identify companies with strong financials, substantial cash flow, conservative accounting, usually low debt-to-equity ratios and average market capitalization generally below $1 billion. Some of the companies whose stocks are purchased by Oak Associates, or by the Adviser for its portion of the Active Assets, may have limited Wall Street coverage and low institutional ownership.

Each of the Subadvisers and the Adviser will seek to achieve the investment objective of the Active Assets by investing in such securities that, based on certain fundamental and/or technical standards of selection, it determines offer attractive opportunities for total return through capital appreciation and, to a lesser degree, income. Assets in the All America Fund will be rebalanced periodically to retain the approximate 60%/40% relationship between Indexed Assets and Active Assets. The Adviser may manage cash allocated to the Active Assets prior to investment in securities by the Subadvisers.

The Active Assets of the All America Fund may be invested from time to time in foreign equity securities. A portion of the All America Fund's assets may be invested in money market instruments, pending more permanent investment or to effectively utilize cash reserves. (See "Money Market Fund" below for a discussion of money market instruments.) If, in light of economic conditions and/or the general level of common stock prices, the Adviser or a Subadviser considers that the All America Fund's investment objectives will not be met by using most of its portion of the Active Assets to buy equities or their equivalents, assets may be invested for temporary defensive purposes in high-grade debt securities or maintained in cash. The All America Fund will not invest in debt securities rated below investment grade. Securities which are subsequently downgraded may continue to be held and will be sold only if, in the judgment of the Adviser or a Subadviser, it is advantageous to do so.

The All America Fund also may enter into transactions in options on securities and options, futures contracts and options on futures contracts on indexes of securities, and engage in the buying and selling of options (both puts and calls): (1) on individual securities, (2) on groups of securities and (3) on futures of groups of securities. Any option or future purchased or sold by the Fund will be listed on a domestic exchange.

Because the All America Fund invests primarily in common stocks or in futures contracts with respect thereto, the Fund is expected to be subject to moderately high levels of market risk and moderate levels of financial risk.

BOND FUND

The primary investment objective of the Bond Fund is to provide a high level of current income. A secondary objective is preservation of shareholders' capital. The Bond Fund seeks to realize these objectives through careful selection and, when appropriate, active trading of bonds and other investments. The Adviser's emphasis generally is on income generation rather than market timing. The assets of the Bond Fund will consist primarily of publicly traded bonds. "Bonds" for this purpose means bonds and other types of debt securities, such as notes and debentures, and may include mortgage-backed securities and asset-backed securities, subject to the limitations set forth below under "Other Portfolio Strategies and Associated Risk Factors". Debt securities may carry certain equity features, such as conversion or exchange rights, or warrants for the acquisition of stocks of the same or different issuers, or participations based on revenues, sales or profits. Average maturities of securities held by the Bond Fund will vary according to market conditions and the stage of the interest rate cycle. Under normal market conditions, at least 65% of the Bond Fund's total assets will be invested in debt securities.

It is contemplated that at least 80% of the Bond Fund's assets will consist of
(1) domestic debt securities that have at the time of purchase a rating of at least Baa3 as determined by Moody's Investors Services, Inc. or BBB- as determined by Standard & Poor's Corporation or equivalent ratings of a similar nationally recognized rating service, which are investment grade securities;
(2) securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (3) cash; and (4) the types of money market instruments in which the Money Market Fund may invest. These instruments should be subject to little financial risk, to moderately high levels of market risk and to moderate current income volatility. Instruments rated in the lowest category of investment grade debt (BBB or Baa) may have speculative characteristics, and adverse changes in economic conditions or other adverse circumstances are more likely to lead to a weakened capacity to make principal and interest payments than would be the case with higher rated investment grade instruments. (A description of corporate bond ratings is set forth in the Investment Company's Statement of Additional Information.)

The remaining assets of the Bond Fund may be invested in (1) other debt securities that are unrated or rated lower than Baa3 or BBB-, which are sometimes referred to as high yield/high risk securities or "junk bonds", (2) Canadian and other foreign debt securities, and (3) debt securities issued in foreign markets by domestic issuers or their overseas subsidiaries if guaranteed by the parent.

The market value of fixed-income debt securities is affected by changes in general market interest rates. If interest rates fall, the market value of fixed-income securities tends to rise; however, if interest rates rise, the market value of fixed-income securities tends to fall. In recent years the volatility of the market for debt securities has increased significantly, and the market value of longer-term obligations has been subject to wide fluctuations, particularly as contrasted with short-term instruments. The Bond Fund may sell securities and realize gain or income to the extent such realizations are considered advantageous in light of existing market conditions.

It is not currently contemplated that more than 5% of the Bond Fund's total assets will consist of unrated securities or securities rated lower than Baa3 or BBB- ("junk bonds"). These securities may be subject to greater market and financial risk than higher quality (lower yield) securities. Since lower rated and unrated securities are generally issued by corporations that are not as creditworthy or financially secure as issuers of higher rated securities, there is a greater risk that issuers of lower rated (higher yield) securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions. Risk factors related to investments in lower rated and unrated securities are more fully described in the Statement of Additional Information.

The Bond Fund will not directly purchase common stocks. However, the Bond Fund may have up to 10% of the value of its total assets invested in stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto. In addition, the Bond Fund may purchase preferred stocks, limited to 5% of the Bond Fund's total assets.

The Bond Fund may enter into transactions in options, futures contracts and options on futures contracts on United States Treasury securities and Government National Mortgage Association ("Ginnie Mae") Securities. To be included in the Bond Fund, options and futures must be traded on a domestic exchange.

MONEY MARKET FUND

The investment objective of the Money Market Fund is the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund will invest only in money market instruments and other short-term debt securities.

Specifically, the Money Market Fund will invest only in the following kinds of money market instruments, payable in United States dollars: (1) securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities ("government securities"); (2) negotiable certificates of deposit, bank time deposits, bankers' acceptances and other short-term debt obligations of domestic banks and foreign branches of domestic banks and U.S. branches of foreign banks (see "Other Portfolio Strategies and Associated Risk Factors--Foreign Securities and ADRs"), which at the time of their most recent annual financial statements show assets in excess of $5 billion; (3) certificates of deposit, time deposits and other short-term debt obligations of domestic savings and loan associations, which at the time of their most recent annual financial statements show assets in excess of $5 billion; (4) repurchase agreements covering government securities, certificates of deposit, commercial paper or bankers' acceptances; (5) commercial paper; (6) variable amount floating rate notes; and (7) debt securities issued by a corporation. These instruments are more fully described in the Statement of Additional Information.

For purposes of the Money Market Fund's investment policy only, "money market instruments and other short-term debt securities" shall mean securities having a remaining maturity of up to 13 months. The dollar-weighted average maturity of the securities held by the Money Market Fund will not exceed 90 days.

The Money Market Fund may also enter into transactions in options, futures contracts and options on futures, contracts on United States Treasury securities and Eurodollar deposits. Such transactions and instruments are more fully described below and in the Statement of Additional Information.

All of the securities held by the Money Market Fund will have received (or be of comparable quality to securities which have received), at the time of the purchase, a rating in one of the two highest categories by any two nationally recognized statistical rating agencies and at least 95% of the securities held by the Money Market Fund will have received (or be of comparable quality to securities which have received), at the time of purchase, the highest rating by any two such rating agencies. (The Board of Directors of the Investment Company must approve or ratify the purchase of any security (other than any government security) which has received no rating or which has been rated by only one rating agency.) Securities which are subsequently downgraded below the two highest categories will be disposed of as soon as practicable absent a finding by the Board of Directors that this would not be in the best interests of the Fund.

The Money Market Fund will not invest more than 5% of its total assets in securities of, or subject such assets to puts from, any one issuer (other than government securities and repurchase agreements fully collateralized by government securities) provided that (x) the Fund may invest up to 10% of its total assets in securities issued or guaranteed by a single issuer with respect to which the Fund has an unconditional put and (y) with respect to

25% of its total assets the Fund may, with respect to securities meeting the highest investment criteria, exceed the 5% limit for up to three business days.

The Money Market Fund should be subject to relatively little market or financial risk but a relatively high level of current income volatility.

INVESTMENT RESTRICTIONS

The Investment Company has adopted a number of restrictions and policies relating to the investment of its assets and its activities which are fundamental policies and may not be changed without the approval of the holders of the Investment Company's outstanding voting securities (including a majority of the shares of each Fund). No Fund will: (1) with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one institution), other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (2) with respect to at least 75% of the value of its total assets, purchase more than 5% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (3) make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of the Fund's total assets (other than investments by the Money Market Fund in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, certificates of deposit, or securities issued or guaranteed by domestic branches of domestic banks and savings and loan associations); or (4) invest more than 10% of its total assets in repurchase agreements or time deposits maturing in more than seven days or in portfolio securities not readily marketable. An investor should refer to the Statement of Additional Information for a complete description of such restrictions and policies.

OTHER PORTFOLIO STRATEGIES AND ASSOCIATED RISK FACTORS

Lending of Securities

A Fund may lend its securities, but not in excess of 30% of its total assets, to brokers, dealers and financial institutions and receive as collateral cash, securities issued or guaranteed by the United States Government or its agencies or instrumentalities, or letters of credit of certain banks selected by the Adviser, which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. The Fund will continue to receive interest or dividends on the securities lent, and in addition will receive a portion of the income generated by the short-term investment of cash received as collateral, or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of the Fund. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights, such as voting rights or subscription rights. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans. Loans of securities will be made only to firms that the Adviser deems creditworthy. As with an extension of credit, however, there are risks of delay in recovery and even loss of rights in the collateral, should the borrower of securities default, become the subject of bankruptcy proceedings or otherwise be unable to fulfill its obligations or fail financially.

Borrowing

A Fund may borrow money from banks for temporary purposes, such as meeting redemption requests, and may pledge assets to secure such borrowings. The aggregate amount borrowed by a Fund may not exceed 5% of its total assets.

Repurchase Agreements

Repurchase Agreements are more fully described in the Statement of Additional Information. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund; in such event the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, there is a risk that, if the issuer of the repurchase agreement becomes involved in bankruptcy proceedings, the Fund might be delayed or prevented from liquidating the underlying security or otherwise obtaining it for its own purposes.

Foreign Securities and ADRs

In addition to investing in domestic securities, each Fund may invest in securities of foreign issuers, including such securities traded outside the United States. No Fund, however, will trade in foreign exchange or invest in securities of foreign issuers if, at the time of acquisition, more than 15% of its total assets taken at market value at the time of investment would be invested in foreign securities.

Because investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers, the Investment Company will consider these special factors before investing in foreign securities. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments and the difficulty of assessing economic trends in foreign countries. If it should become necessary, the Funds could encounter greater difficulties involving legal processes abroad than would be encountered in the United States. In addition, transaction costs in foreign securities may be higher. The Investment Company will not invest in foreign securities unless, in its opinion, such investments will meet the standard and objectives of a particular Fund. No Fund may concentrate its investments in any particular foreign country except Canada. Foreign issues guaranteed by domestic corporations are considered to be domestic securities.

ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. ADRs are not subject to the percentage limitations contained in the preceding paragraph. No Fund will purchase ADRs if the transaction would cause more than 20% of the Fund's total assets to be invested in ADRs.

Convertible Securities

The All America Fund may invest in convertible securities, which normally provide a higher yield than the underlying stock but a lower yield than a fixed-income security without the convertibility feature. The price of the convertible security normally will vary to some degree with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. The price of the convertible security also will vary to some degree inversely with interest rates.

Rule 144A Investments, Section 4(2) Commercial Paper and Illiquid Securities

Each Fund, with respect to not more than 10% of its total assets, may purchase securities which are not readily marketable, or "illiquid", including repurchase agreements of more than seven days' duration and variable and floating rate demand notes not requiring receipt of the principal note amount within seven days' notice. A Fund may incur higher transaction costs and require more time to complete transactions for the purchase and sale of illiquid securities than for readily marketable securities.

The Adviser will make a factual determination as to whether securities with contractual or legal restrictions on resale purchased by a Fund are liquid, based on the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace, pursuant to procedures adopted and regularly reviewed by the Board of Directors of the Investment Company. Securities which are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 (the "1933 Act") shall be considered liquid, provided the Adviser has not made a contrary determination regarding liquidity in accordance with the Board's procedures. Rule 144A permits certain qualified institutional buyers to trade in securities even though the securities are not registered under the 1933 Act. In addition, commercial paper privately placed in accordance with
Section 4(2) of the 1933 Act also will be considered liquid, provided the requirements set forth in the Board's procedures are satisfied.

Derivative Securities

Each Fund may invest in certain securities referred to as "derivatives", although there is no clear definition of which instruments constitute derivatives. In general, derivatives are instruments whose values are based upon, or derived from, some underlying security or other asset, index or currency. For example, mortgage and other asset backed securities, options and futures contracts, and equipment trust certificates may be considered to be derivatives. The Funds do not invest in derivatives for speculative purposes. Each Fund may purchase derivatives that are debt securities to the extent consistent with its investment objectives and policies and may purchase options and futures contracts and options on futures contracts for hedging purposes, subject to the limitations set forth below.

Mortgage-Backed and Other Asset-Backed Securities

The Funds may invest in mortgage-backed securities, some of which are also considered to be U.S. Government securities. Some of these securities, such as pass-through certificates and participation certificates, represent interests in pools of mortgage loans and provide holders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Collateralized mortgage obligations ("CMOs") are mortgage-backed bonds secured by the cash flow of pools of mortgages, with the principal and interest payments on the underlying mortgages separated into different payment streams for different classes of bonds.

Mortgage-backed securities include securities guaranteed by the Government National Mortgage Association ("Ginnie Maes"), securities issued by the Federal National Mortgage Association ("Fannie Maes"), participation certificates issued by the Federal Home Loan Mortgage Corporation ("Freddie Macs") and CMOs issued by a Government instrumentality or agency. The timely payment of principal and interest is backed by the full faith and credit of the U.S. Government for Ginnie Maes but not for Fannie Maes, Freddie Macs or CMOs. The Funds also may invest in mortgage-backed securities of private corporations or other private issuers.

Unscheduled or early payments on the mortgages underlying a mortgage-backed security may shorten the effective maturities and impact the yield and price of the security. A decline in interest rates may lead to increased prepayment of the underlying mortgages, and a Fund holding mortgage-backed securities may have to reinvest proceeds received at lower rates of return. An increase in interest rates usually will cause the price of existing mortgage-backed securities issues to decline. Characteristics of underlying mortgage pools will vary, and it is not possible to predict completely accurately the realized yield or average life of a particular mortgage-backed security because of the principal prepayment feature.

The Funds also may invest in securities backed by consumer or credit card loans or other receivables or purchase interests in pools of such assets. Changes in interest rates may significantly affect the value of these securities, and prepayment rates will impact the yield and price of the securities. A decline in interest rates may result in increases in prepayment, although asset-backed securities generally are not expected to prepay to the same extent as mortgage-backed securities in such circumstances. The creditworthiness of an issuer of asset-backed securities also may impact the value of such securities. Because of these factors, it is not possible to predict completely accurately the realized yield or average life of a particular asset-backed security.

No Fund will invest more than 10% of its total assets in mortgage-backed securities that are not U.S. Government or agency securities, and no Fund will invest more than 10% of its total assets in other asset-backed securities. In addition, no Fund will invest in interest-only strips or principal-only strips ("IOs" or "POs") of mortgage or other asset backed issues and will not purchase the final or most speculative tranche of CMO or other asset-backed securities issues.

Equipment Trust Certificates

The Bond Fund may invest in equipment trust certificates. The proceeds of these certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates. The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of the equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates. No Fund will invest more than 5% of its total assets in equipment trust certificates.

Options and Futures

As noted, the Funds may enter into transactions in options, futures contracts and options on futures contracts. Such transactions will be used for hedging purposes only and not for speculation, and could include (1) the selling of call option contracts on portfolio securities (covered calls), and the buying of call option contracts on such securities to close out a position acquired through the sale of such options; (2) the buying of put option contracts on securities owned by a Fund, and the selling of put option contracts on securities owned by a Fund to close out a position acquired through the purchase of such options; (3) purchases and sales of futures contracts, and purchases of options on futures contracts, on fixed-income securities; and (4) purchases and sales of options on futures contracts, and purchases of options on futures contracts, on indexes of securities. If a hedging transaction in any such instrument is successful, a Fund's losses on portfolio securities, or the increased cost of securities to be acquired, should be offset, in whole or part, by corresponding gains on the hedging position. The Funds will only enter into transactions in options, futures and options on futures which are traded on securities or commodities exchanges located in the United States.

No Fund will purchase a put or call option, including straddles or spreads, if the value of its premium, when aggregated with the premiums on all other options held by the Fund, would exceed 5% of the Fund's total assets. No Fund will enter into futures contracts or purchase or write related options if the sum of the aggregate initial margin deposits on futures contracts and premiums paid for related options exceeds 5% of the market value of the Fund's total assets, calculated in accordance with Commodity Futures Trading Commission regulations.

A risk in all options, futures and options on futures transactions is a possible lack of liquidity, which could make it difficult or impossible to close out existing positions and realize gains or limit losses. The liquidity of a secondary market in futures contracts or options on futures contracts may be adversely affected by "daily price fluctuation limits" established by the exchanges on which such instruments are traded, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the limit in a particular contract has been reached, no further trading in such contract may occur beyond such limit, thus preventing the liquidation of positions, and requiring traders to make additional variation margin payments. Market liquidity in options, futures contracts or options on futures contracts also may be adversely affected by trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

The Funds also are subject to the risk of imperfect correlation between securities held in their portfolios and the security or securities underlying options, futures contracts or options on futures contracts traded. In the case of options, futures contracts or options on futures contracts based on an index of securities, a Fund's portfolio will not duplicate the composition of the index and, in the case of options, futures contracts and options on futures contracts on fixed-income securities, the portfolio securities being hedged may not be the same as the securities underlying such instruments. Consequently, the Funds bear the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

A Fund may sell futures contracts on fixed-income securities in anticipation of a rise in interest rates, which would cause a decline in the value of fixed-income securities held in the Fund's portfolio. Similarly, a Fund may sell stock index futures contracts in anticipation of a general market wide decline which would reduce the value of its portfolio of stocks. In either case, if the expected decrease in the value of portfolio securities occurs, the reduction in net asset value may be offset, in whole or in part, by corresponding gains on the futures position. Conversely, where a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired should be offset, in whole or in part, by gains on the futures position.

A Fund, instead of purchasing or selling futures contracts, also may purchase call or put options on futures contracts in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on futures contracts may present less risk in hedging a portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs. As in the case of purchases and sales of futures contracts, a Fund may be able to offset declines in the value of portfolio securities, or increases in the cost of securities acquired, through gains realized on its purchases of options on futures. A Fund may also purchase put options on securities or stock indexes for the same types of hedging purposes. The purchase of a put option on a security or stock index permits a Fund to protect against declines in the value of the underlying security or securities in a manner similar to the sale of futures contracts. The maximum risk assumed by a Fund in purchasing an option is the amount of the premium plus related transaction costs, although this entire amount may be lost.

In addition, the Funds may write call options on portfolio securities or on stock indexes to protect the value of their portfolios. In particular, when a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, less related transaction costs, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written. In contrast, however, if the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will be required to sell the security at a disadvantageous price, resulting in losses which may be only partially offset by the amount of the premium. A call option on a security written by a Fund will be covered through ownership of the security underlying the option or through ownership of an absolute and immediate right to acquire such security upon conversion or exchange of other securities held in its portfolio.

The Funds' hedging transactions and options on futures present certain other risk factors, which are described in the Statement of Additional Information.

       INVESTMENT ADVISORY, SUBADVISORY AND ADMINISTRATIVE ARRANGEMENTS

THE ADVISER

Subject to the direction and control of the Board of Directors of the Investment Company, Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022 (the "Adviser"), an indirect wholly-owned subsidiary of Mutual of America Life Insurance Company ("Mutual of America Life") that commenced operations in September 1993, manages the investment and reinvestment of the assets of each Fund pursuant to the Investment Advisory Agreement (the "Advisory Agreement") between the Investment Company and the Adviser. The Adviser had total assets under management of approximately $7.6 billion at December 31, 1996, including assets of $1.6 billion of the Mutual of America Investment Corporation, a registered management investment company.

The Adviser's duties as investment adviser also include research and placing orders for the purchase and sale of securities. The Adviser is obligated to provide all of the office space, facilities, equipment, material and personnel necessary to perform its duties under the Advisory Agreement. See "The Funds' Expenses" below.

As compensation for its investment advisory services to each of the Funds of the Investment Company, the Adviser will receive a fee calculated as a daily charge at the annual rate of .50% of the value of the net assets in the All America Fund, .45% of the value of the net assets in the Bond Fund and .20% of the value of the net assets in the Money Market Fund. See "The Funds' Expenses" below.

THE SUBADVISERS

Fred Alger Management, Inc., 75 Maiden Lane, New York, New York 10038, serves as Subadviser for approximately 10% of the assets of the All America Fund. Alger Management is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which is owned by Alger Associates, Inc. Fred M. Alger III and David D. Alger are the majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries. Alger Management provides investment management services to institutional, corporate and individual clients, including other registered management investment companies, and serves as subadviser for approximately 10% of the assets of the All America Fund of the Mutual of America Investment Corporation. At December 31, 1996, Alger Management had approximately $7.2 billion in assets under management.

Oak Associates, Ltd., 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, serves as Subadviser for approximately 10% of the assets of the All-America Fund. Oak Associates is an Ohio limited liability company that prior to 1996 was a sole proprietorship of James Dravo Oelschlager doing business as Oak Associates. It provides investment management services for individual and corporate clients, primarily in connection with retirement plans, and serves as subadviser for approximately 10% of the assets of the All America Fund of the

Mutual of America Investment Corporation. At December 31, 1996, Oak Associates had assets under management of approximately $5 billion.

Palley-Needelman Asset Management, Inc., 800 Newport Center Drive, Suite 450, Newport Beach, California 92660, serves as Subadviser for approximately 10% of the assets of the All America Fund. Palley-Needelman is jointly owned by Roger
B. Palley and Chet J. Needelman, both of whom have extensive experience in investment management. It provides investment management services to institutional, corporate and individual clients and other registered investment companies, and serves as subadviser for approximately 10% of the assets of the All America Fund of the Mutual of America Investment Corporation. At December 31, 1996, Palley-Needelman managed approximately $4.1 billion in assets.

Under the Subadvisory Agreements, each Subadviser, at its own expense and subject to the supervision of the Adviser and the Board of Directors of the Investment Company, renders investment advisory services and assumes the Adviser's duties including research, making recommendations and regular reports to the Adviser and the Board of Directors of the Investment Company and maintenance of certain records. The Subadvisers are also obligated to provide all of the office space, facilities, equipment, material and personnel necessary to perform their duties under the Subadvisory Agreements. The Adviser, and not the All America Fund, will pay to the Subadvisers an amount calculated daily at the following annual rates: Palley-Needelman, .30%; Oak Associates, .30%; and Alger Management, .45%, of the value of the net assets for which the Subadviser is providing investment advisory services.

PORTFOLIO MANAGERS

Set forth below is information about the persons employed by the Adviser or Subadvisers who are primarily responsible for the day-to-day management of the Funds' investments. No information is given for the Money Market Fund, based on the nature of the investments made by that Fund.

ALL AMERICA FUND. The Active Assets of the All America Fund are managed by three Subadvisers and the Adviser.

David D. Alger, President and Chief Executive Officer of Alger Management, is primarily responsible for the day-to-day management of the Alger Management portion of the Fund. He has been employed by Alger Management as Executive Vice President and Director of Research since 1971 and as President since 1995, and he serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management.

James D. Oelschlager is the portfolio manager of the Oak Associates portion of the Fund. Since establishing Oak Associates in 1985, Mr. Oelschlager has served as its portfolio manager. Previously, he served as the Assistant Treasurer of Firestone Tire & Rubber Company, where he was directly responsible for the management of the company's pension assets. Mr. Oelschlager is assisted with portfolio management responsibilities by Donna Barton, trading, Margaret Ballinger, new accounts, and Doug MacKay, equity research. These individuals have combined experience of over sixty years in the investment business and play a key role in the day-to-day management of the firm's portfolios.

Chet J. Needelman, Chief Executive Officer and Senior Investment Officer of Palley-Needelman, is responsible for the day-to-day management of the Palley-Needelman portion of the Fund. Mr. Needelman has over 28 years of investment experience as a security analyst, research director and portfolio manager. He has managed funds for foundations, corporations, endowments and mutual funds. He is the co-founder of Palley-Needelman Asset Management and its predecessor company, where he held various positions during the last 21 years. All investment decisions for Palley-Needelman Asset Management are made by an investment committee which includes Mr. Needelman, Mr. Palley and three other senior investment professionals.

Frederick M. Gallagher, Senior Vice President of the Adviser since June 1995, is responsible for the investments of the Adviser's portion of the Active Assets of the Fund. He also is responsible for the management of the small capitalization portion of the All America Fund of the Mutual of America Investment Corporation. Mr. Gallagher's previous position prior to joining the Adviser was as Senior Vice President/Equity Investments at Continental Asset Management Corporation. He has more than 30 years of experience in the investment management business.

BOND FUND. Andrew L. Heiskell, Executive Vice President of the Adviser, has responsibility for setting the Fund's fixed income investment strategy and overseeing the Fund's day-to-day operations. He has been an Executive Vice President of the Adviser since March 1, 1994 and served as Senior Vice President of the Adviser from March 1, 1993 to March 1, 1994. Mr. Heiskell has over 25 years of investment experience. He joined Mutual of America Life in February of 1991, where he was Senior Vice President until January 1, 1994. He has been the portfolio manager of the Mutual of America Investment Corporation's Bond Fund since 1991 and of the Mid-Term Bond and Short-Term Bond Funds since their inceptions in 1993. Prior to joining Mutual of America Life, Mr. Heiskell was employed by M. D. Sass, Inc.

ACCOUNTING AND RECORDKEEPING AGENT; TRANSFER AGENT

The Investment Company has entered into an Investment Accounting Agreement with the Adviser, pursuant to which the Adviser has agreed to serve as investment accounting and recordkeeping agent for the Funds and to calculate the net asset values of the Funds, effective January 2, 1997. The Investment Company has entered into a Transfer Agency and Service Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which State Street will serve as the transfer agent and dividend disbursing agent for Fund shares. The Funds will pay the Adviser and State Street for these services, and the compensation paid by the Funds is subject to the voluntary expense reimbursement of the Adviser. See "The Funds' Expenses" below.

                              THE FUNDS' EXPENSES

Each Fund is charged with brokers' commissions, transfer taxes and other fees relating to that Fund's portfolio transactions, pursuant to the Advisory Agreement. In addition, each Fund is responsible for a number of expenses relating to its operations, including: investment advisory fees; fees and expenses of independent directors; the fees and expenses of its independent certified public accountants and of its legal counsel; filing fees and expenses for the registration of the Investment Company or Fund shares under federal and state securities laws; printing and mailing costs of semi-annual reports to shareholders, proxy statements, prospectuses and statements of additional information and supplements thereto for existing shareholders; costs of providing to the Distributor camera ready copies of the Investment Company's prospectuses and statements of additional information and supplements thereto; costs of meetings of shareholders; costs and fees of custodians, transfer agents and accounting, recordkeeping and other agents; any federal, state or local income or other taxes; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and directors' and officers' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. The Adviser voluntarily limits the expenses of each Fund, other than for brokers' commissions, transfer taxes and other fees relating to portfolio transactions and extraordinary expenses, to an annual rate of .85% of the value of average net assets of the All America Fund, .70% of the value of average net assets of the Bond Fund and
 .40% of the value of average net assets of the Money Market Fund. The Adviser may discontinue such policy at any time.

                            PORTFOLIO TRANSACTIONS

The Adviser, and the Subadvisers with respect to their portion of the All America Fund, are responsible for decisions to buy and sell securities for the Investment Company as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. In placing orders, it is the policy of the Investment Company to obtain the best price and execution.

The Adviser and Subadvisers place orders in connection with the purchase and sale of approved investments with various brokers, including affiliates. As a general matter, the Adviser and Subadvisers select broker-dealers which, in their best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. The Adviser or a Subadviser may select broker-dealers which provide it with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in the Adviser's or Subadviser's view, the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Brokerage arrangements with affiliates of the Adviser or a Subadviser will be in accordance with the 1940 Act and the rules and regulations promulgated thereunder. No transactions may be effected by a Fund with an affiliate of the Adviser or a Subadviser acting as principal for its own account. When purchasing or selling securities trading on the over-the-counter market, the Adviser or a Subadviser will generally execute the transaction with a broker engaged in making a market for such securities.

                              PURCHASE OF SHARES

Shares of the Funds are purchased without a sales charge. Currently, the minimum initial required investment is $25,000 and the minimum required for each subsequent investment is $5,000. The Investment Company reserves the right to increase or decrease these minimums. The Investment Company continuously offers shares at prices equal to the respective per share net asset value of the Funds. Orders are executed at the net asset value per share next determined after an order has been received. Net asset value is determined in the manner set forth below under "Additional Information-- Determination of Net Asset Value." The Investment Company reserves the right to reject any purchase order, to increase or decrease the minimum required initial and subsequent investments and to waive the minimum initial investment for certain institutional investors.

A prospective purchaser of Fund shares must complete an application, including any required resolutions, attached to this Prospectus. An application also may be obtained by writing to the Investment Company at the address on the cover page of the Prospectus. A prospective purchaser should deliver a completed application to a registered representative of the Distributor. After the Investment Company and Distributor have approved an application, the registered representative will notify the prospective purchaser that the account has been established and will provide the purchaser with an account number for purposes of transmitting the initial purchase amount.

To place orders for subsequent purchases, you can reach the Investment Company by telephone at 1-800-914-8716 between the hours of 9:00 am and 8:00 pm Eastern Time, Monday through Friday on any business day. Subsequent purchase requests also may be made in writing by delivery of a Shareholder Order Request Form, signed by the shareholder, to a registered representative of the Distributor. Orders received by a registered representative prior to the determination of net asset value for the Funds on any business day (usually 4:00 pm Eastern Time) and transmitted to the transfer agent prior to 5:00 pm Eastern time will be considered received that business day.

Initial and subsequent purchase transactions are generally made on a trade date-plus-one basis. All purchase orders received by the Investment Company prior to 4:00 pm Eastern Time will be considered received that day. All purchase orders received after 4:00 pm on any day will be considered received on the next business day. The purchase price will be the net asset value of the applicable Funds next determined (normally as of the close of business that day). The purchase amount should be transmitted on the morning of the following business day to the account specified below. If the purchase amount is not received in that account by the close of the following business day, the purchase order will be nullified.

"Business day" for wire transfer purposes means any day on which the Investment Company, Federal Reserve Bank of New York, State Street and The Chase Manhattan Bank, N.A. (the custodian for the Investment Company) are open for business. It is currently anticipated that wire transfers will not be available on Saturdays and Sundays; the holidays of Martin Luther King Jr.'s Birthday, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, Christmas Day and New Year's Day; and the Friday following Thanksgiving and, for 1997, Friday December 26.

All purchases must be made by wire transfer of Federal funds to the account specified below. Your bank may charge you a fee for the wire transfer. To purchase shares, you must first contact the Investment Company at least one business day prior to the transmittal date to establish a record of information. Your funds may be returned to you if the Investment Company does not have sufficient information to insure the correct processing of such funds. Your bank should wire funds according to these instructions:

    State Street Bank and Trust Company
    Boston, Massachusetts 02101
    ABA #011-000028
    BNF= DDA#49097181, Mutual Funds F/B/O Mutual of America

    $    to the All America Fund; $   to the Bond Fund; and or $   to the
    Money Market Fund
    OBI= Purchaser:           Acct. No.:

                       REDEMPTION AND EXCHANGE OF SHARES

REDEMPTIONS

The redemption price is the net asset value per share next determined after the receipt of proper notice of redemption. See "Additional Information-- Determination of Net Asset Value" below. The minimum amount for any redemption currently is $5,000, and the Investment Company reserves the right to increase or decrease the minimum. Redemption proceeds will be paid by wire transfer of Federal funds to the account specified in the shareholder's initial application or to such other account specified in writing to the Investment Company, in a form acceptable to the Investment Company, by an authorized person of the shareholder.

Payment upon redemption of Fund shares is normally made within seven days of receipt of such request (unless redemption is suspended or payment is delayed as permitted in accordance with SEC regulations). Redemption proceeds for a redemption order received by 4:00 pm Eastern Time on a business day usually will be transmitted on a trade date-plus-one basis, so that proceeds are transmitted on the next business day. "Business day" for wire transfer purposes has the meaning set forth under "Purchase of Shares" above.

Redemption requests must be made in the manner specified below. The Investment Company reserves the right to redeem, upon not less than 30 days' written notice, all shares in a shareholder's Fund account when the aggregate value of the shares is less than $5,000. All redemptions will be paid in cash, except that the Investment Company reserves the right to redeem shares by the delivery, in whole or in part, of readily marketable securities in lieu of cash when a Fund redemption request by a shareholder totals more than 10% of the net asset value of the Fund.

EXCHANGES

A shareholder may exchange shares of one Fund for shares of another Fund. The minimum amount for an exchange currently is $5,000. Exchange orders are processed at the Funds' net asset values next determined after the exchange order is received. The Investment Company may terminate or modify the terms of the exchange privilege upon 30 days' written notice to shareholders, and the Investment Company may refuse to implement the purchase side of any exchange request that it concludes is based on a market timing or asset allocation strategy if the Investment Company determines such exchange would be disruptive to a Fund. An exchange is taxable as a sale of a security. Exchanges are available only in those states where the shares of the Fund to be purchased may be legally offered for sale.

REQUESTS FOR REDEMPTIONS AND EXCHANGES

Redemption and exchange requests may be made by telephone if the shareholder elects this option on its application or an amendment to the application. Requests should be made to the Investment Company at 1-800-914-8716 between the hours of 9:00 am and 8:00 pm Eastern Time, Monday through Friday on any business day. Requests received after 4:00 pm Eastern Time will be considered received the next business day.

Neither the Investment Company nor the Transfer Agent will be liable for any loss, damage or other expense resulting from any telephone exchange effected upon instructions reasonably believed to be genuine or for the inability of a shareholder to make a telephone request on any particular day. The Investment Company has instituted procedures it believes are reasonably designed to insure that redemption and exchange instructions are genuine, and it could be liable for losses caused by unauthorized or fraudulent instructions if those procedures are not followed. Procedures include verification of the shareholder's name, taxpayer identification number, account number and, if applicable, that the person calling is an authorized person for the account, and telephone exchange requests are recorded.

The Investment Company reserves the right to add to or modify its procedures in the future. If a shareholder for any reason on a particular day is unable to make a telephone request to the Investment Company, the shareholder may follow the procedure for written requests described below.

Redemption and exchange requests also may be made in writing and must specify the account name and number and the dollar amount or number of shares to be redeemed, and must set forth all necessary signatures. Written requests may be sent by first class mail to the Investment Company at 320 Park Avenue, New York, New York

10022, Attn: Mutual of America Institutional Funds, Inc. Redemption and exchange requests also may be made in writing by delivery of a Shareholder Order Request Form, signed by the shareholder, to a registered representative of the Distributor. Orders received by a registered representative prior to the determination of net asset value for the Funds on any business day (usually 4:00 pm Eastern Time) and transmitted to the transfer agent prior to 5:00 pm Eastern Time will be considered received that business day.

The Investment Company reserves the right to terminate at any time the privilege to make redemption and exchange requests by Shareholder Order Request Form by notice to shareholders. The Investment Company may request signature guarantees for any redemption request that specifies the wiring of redemption proceeds to a shareholder account other than the account specified in the shareholder's application.

AUTHORIZED PERSONS

Only authorized persons of a shareholder may make redemption or exchange requests to the Investment Company on behalf of the shareholder. Authorized officers or agents of a prospective purchaser of Fund shares must be specified in the application and any appropriate resolution completed and certified, as set forth in the application. The list of authorized persons may be amended only by written notice received by the Investment Company from the shareholder, certified by the corporate secretary or otherwise in a form acceptable to the Investment Company.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividend distributions will be declared semi-annually in the case of net investment income and annually in the case of net realized short or long-term capital gains. Dividend distributions will be automatically reinvested in full or fractional shares of the Fund to which they relate unless the shareholder elects on its application or an amendment to the application to have dividend distributions paid to it in cash or, in the case of the All America Fund and the Bond Fund, applied to purchase shares of the Money Market Fund (in which case the $5,000 minimum is waived). Cash dividend distributions will be paid by wire transfer of Federal funds. Payment of dividends normally will be made on the first business day of the following month at the net asset value as of the last business day of the month in which the dividend distribution is declared. Dividends and other distributions are taxable to a Fund's shareholders even though they are reinvested in additional shares of the Fund. Only shares for which the purchase price has been properly transmitted in Federal funds by the close of business on the record date are eligible for the dividend declared on that record date.

The Investment Company has elected the special tax treatment afforded a "regulated investment company" under certain provisions of the Internal Revenue Code (the "Code"). If it so qualifies, the Investment Company will not be subject to Federal income tax on that part of its ordinary income and net realized capital gains which it distributes to shareholders, thereby avoiding any Federal income tax liability on the distributed amounts. Since the Investment Company has more than one Fund, each Fund will be treated as a separate corporation for Federal income tax purposes. Therefore, the investments and results of each Fund must qualify independently. Although the Investment Company intends to operate each Fund so that it will have no Federal income tax liability, if any such liability is nevertheless incurred, the investment performance of that Fund will be adversely affected.

Section 4982 of the Code imposes an excise tax of 4% on each regulated investment company which does not make a "required distribution" to shareholders of 98% of its ordinary income for each calendar year and 98% of its capital gain income for the one year period ending October 31 of each year. The Investment Company intends to make the "required distributions" and to thereby avoid the excise tax. If a Fund were to distribute less than the required amount, then the 4% excise tax would apply to the deficiency.

For dividend purposes, the net investment income of each Fund will consist of dividends received, interest accrued and certain other income received by such Fund, plus or minus any amortized discount or premium, less the estimated expenses of such Fund. To qualify for treatment as a regulated investment company, a Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock or securities, including foreign securities, and other income derived with respect to the business of investing in stock or securities. In addition, a Fund must derive less than 30% of its gross income in each taxable year from the disposition of options, futures and forward contracts or financial investments and foreign currencies, as well as stocks and securities, in each case held for less than three months. For purposes of these tests, gross income is determined without regard to losses from the sale or other disposition of stock or securities.

The Investment Company intends to distribute all net realized long and short-term capital gains, if any, to the shareholders of the Fund or Funds to which such gains are attributable. Realized capital gains and losses of each Fund are computed separately for the purpose of determining capital gain distributions. The net capital gain of one Fund will not be reduced by any net capital losses incurred by any other Fund. Each Fund which has a net capital gain will be entitled to distribute the full amount of that capital gain as a capital gain distribution. Each Fund which has a net capital loss will be entitled to a carryover of that loss which it can apply against its capital gains in future years.

SHAREHOLDER TAXATION: Each investor should consult its own tax adviser as to the tax consequences of an investment in Fund shares. "Additional Discussion of Dividends, Distributions and Taxes" in the Statement of Additional Information contains further information that may be applicable to certain investors.

Dividends paid by a Fund out of its ordinary income and distributions of a Fund's net realized short-term capital gains (jointly, the "ordinary income dividends") are taxable to its shareholders as ordinary income. Distributions made from a Fund's net realized long-term capital gains, including long-term gains from certain transactions in futures and options, (the "capital gain dividends") are taxable to the Fund's shareholders as long-term capital gain.

A potential investor in a Fund should consider the impact of dividends or capital gains distributions which are expected to be declared in the near future or have been declared but not yet paid. It is anticipated that a portion of the dividends paid by the All America Fund, but not the Bond Fund, will qualify for the dividends-received deduction available to corporations.

SHAREHOLDER WITHHOLDING AND REPORTING: The Investment Company may be required to withhold for Federal income tax ("back-up withholding") from distributions made and the proceeds of redemptions to shareholders who have not provided a correct taxpayer identification number or made required certifications, or when the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding. Corporate shareholders and certain other entities named in the Internal Revenue Code are exempt from back-up withholding under certain circumstances. Any amount withheld by the Investment Company may be credited against the U.S. federal income tax liability of the shareholder.

Ordinary income dividends paid by a Fund to a shareholder that is a nonresident alien or a foreign entity will be subject to a 30% U.S. withholding tax applicable to foreign persons, unless a reduced rate of withholding or a withholding exemption is provided under applicable law or an applicable tax convention between the United

States and a particular foreign country. Foreign shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

The Investment Company will provide annual reports to shareholders of the Federal income tax status of distributions made by the Funds invested in by the shareholders. Distributions also may be subject to state and local taxes. Each shareholder should consult its own tax adviser regarding the Federal, state and local tax consequences of the ownership and sale of Fund shares.

                            ADDITIONAL INFORMATION

DETERMINATION OF NET ASSET VALUE: The net asset value of each Fund (i.e., the sum of the value of the securities held by that Fund plus any cash or other assets including interest and dividends accrued minus all liabilities including accrued expenses) is determined once daily by the Adviser immediately after the declaration of dividends, if any, and is determined as of the time of the close of the regular trading session on the New York Stock Exchange (currently 4:00 pm Eastern Time) on each day during which such Exchange is open for trading, with the exception of the Friday following Thanksgiving and, for 1997, Friday December 26 when the Investment Company is closed, and on each other day on which there is a sufficient degree of trading in any Fund's securities affecting materially the value of such securities when the Fund receives a request to redeem its shares that day.

The net asset value per share of a Fund is determined by dividing the Fund's net asset value by the number of Fund shares outstanding.

The value of the assets held in the Investment Company will be determined in the following manner. Investments for which market quotations are readily available are valued at the market value of such investments (except that, as discussed below, money market securities with a remaining maturity of 60 days or less may be valued at amortized cost). An equity security will be valued at the last sale price for such security on the principal exchange on which such security is traded, or at the last bid price on the principal exchange on which such security is traded if such bid price is of a more recent day than the last sale price. For any equity security not traded on an exchange but traded in the over-the-counter market, the value will be the last sale price, or if no sale, at the latest bid price available. Securities which are primarily traded on foreign securities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Debt securities will be valued at a composite fair market value, "evaluated bid," which may be the last sale price, by a valuation service selected by the Adviser. Portfolio securities or assets for which market quotations are not readily available will be valued at fair value as determined in good faith by the Adviser under the direction of the Board of Directors of the Investment Company.

Money market securities held by the Investment Company with a remaining maturity of 60 days or less will be valued on an amortized cost basis, which approximates market value; provided, however, that if the value determined under the amortized cost method is materially different from the actual market value, then even such short-term money market securities will be valued at market value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of securities initially purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter the Investment Company assumes a constant proportionate amortization in value until maturity of any discount or premium. For purposes of this method of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on that exchange. The Fund's net value will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the value, as determined above, of the option on the exchange where traded.

When a Fund writes a call option, the amount of the premium is included in the Fund's assets and an amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. For example, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Futures contracts, and options thereon, which are traded on commodities exchanges, are valued at their official settlement price as of the close of such commodities exchanges.

PERFORMANCE INFORMATION: Each Fund may include total return information, and the Bond Fund may include its yield and the Money Market its current yield, in advertisements or reports to shareholders. Average total return will be stated in terms of average annual compounded rate of return on a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund) and will reflect the deduction of a proportional share of Investment Company expenses, on an annual basis, and the assumption that all dividends and distributions are reinvested when paid. Total return may be stated in terms of the cumulative value of an investment in a Fund over the period. Yield will be based on the investment income per share during a particular 30 day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the net asset value per share on the last day of the period. Current yield will refer to the annualized net investment income (without reinvestment of income) generated by the Money Market Fund over a specified seven day period. See the Investment Company's Statement of Additional Information for a description of methods used to calculate total return and yield for the Funds.

DESCRIPTION OF THE INVESTMENT COMPANY'S SHARES: The authorized capital stock of the Investment Company consists of one billion shares of common stock, $.01 par value per share. The Investment Company does not issue certificates for Fund shares purchased. The shares of common stock of the Investment Company currently are divided into three classes of common stock: All America Fund, Bond Fund and Money Market Fund. The Investment Company may establish additional Funds and may allocate its shares either to such new classes or to one or more of the existing classes. As of the date of this Prospectus, substantially all of the outstanding shares of the Funds were owned by Mutual of America Life Insurance Company, the indirect parent corporation of the Adviser, which made the initial investment for the Investment Company's operations.

All shares of common stock, of whatever class, are entitled to one vote, and the votes of all classes are cast on an aggregate basis, except on matters where the interests of the Funds differ. In such a case, the voting is on a Fund-by-Fund basis. Approval or disapproval by the shareholders of one Fund on such a matter would not generally be a prerequisite of approval or disapproval in another Fund. Shareholders in a Fund not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Fund- by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of the Investment Advisory Agreement for the Fund. The Investment Company is not required to hold annual meetings. It will call a special meeting of shareholders when a meeting is requested by shareholders holding at least 25% of the outstanding shares of the Investment Company entitled to vote at the meeting except that a meeting to remove one or more directors shall be called when requested by 10% of the outstanding shares of the Investment Company entitled to vote at the meeting.

The shares of each Fund, when issued, will be fully paid and nonassessable and will have no preference, preemptive, conversion, exchange or similar rights. Shares do not have cumulative voting rights. Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared by such Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. Accrued liabilities which are not allocable to one or more Funds will generally be allocated among the Funds in proportion to their relative net assets. In the unlikely event that any Fund incurred liabilities in excess of its assets, each other Fund could be liable for such excess.

DISTRIBUTOR: Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022 (the "Distributor"), an indirect, wholly-owned subsidiary of Mutual of America Life, serves as the principal underwriter and distributor of Fund shares. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Under the Distribution Agreement between the Distributor and the Investment Company, the Distributor serves without compensation and is not obligated to distribute any specific amount of Fund shares. Registered representatives of the Distributor, located in 36 field offices throughout the United States, participate in the distribution of shares of the Funds.

INDEPENDENT AUDITOR: Arthur Andersen LLP, Certified Public Accountants, have been selected as the independent auditor of the Investment Company for its fiscal year ending December 31, 1997. Arthur Andersen LLP also acts as the independent auditor of the Adviser.

CUSTODIAN: The Chase Manhattan Bank, N.A., New York, New York, acts as Custodian of the Investment Company's assets.

LEGAL COUNSEL: Graham & James LLP, New York, New York, is counsel for the Investment Company.

REPORTS TO SHAREHOLDERS: The fiscal year of the Investment Company ends on December 31 of each year. The Investment Company will send to its shareholders at least semiannually reports showing the Funds' portfolio securities and other information. An annual report containing financial statements, audited by independent certified public accountants, will be sent to shareholders each year.

INQUIRIES: All inquiries pertaining to the Investment Company's shares should be made in writing to Mutual of America Institutional Funds, Inc., 320 Park Avenue, New York, New York 10022 or to a registered representative of Mutual of America Securities Corporation at any one of its offices.

ADDITIONAL INFORMATION AVAILABLE: This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Statement of Additional Information, incorporated by reference into this Prospectus, may be obtained without charge as provided on the cover page of this Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

S&P 500 INDEX: The Indexed Assets of the All America Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of shares of the All America Fund or any member of the public regarding the advisability of investing in securities generally or in the Indexed Assets particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Investment Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Indexed Assets. S&P has no obligation to take the needs of the Indexed Assets or the owners of shares of the All America Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and does not participate in the calculation of the net asset value of the Indexed Assets, nor is S&P a distributor of shares of the All America Fund, and S&P has no obligation or liability in connection with the administration, marketing or trading of the All America Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INDEXED ASSETS, OWNERS OF SHARES OF THE ALL AMERICA FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MUTUAL OF AMERICA

INSTITUTIONAL FUNDS, INC.

--ALL AMERICA FUND

--BOND FUND

--MONEY FUND

DISTRIBUTED BY:

Mutual of America Securities Corporation
320 Park Avenue
New York, New York 10022



--------------------------------------------------------------------------------

INVESTMENT ADVISER

Mutual of America Capital Management Corporation

TRANSFER AND SHAREHOLDER SERVICES AGENT

State Street Bank and Trust Company

INVESTMENT ACCOUNTING AGENT

Mutual of America Capital Management Corporation

INDEPENDENT ACCOUNTANTS

Arthur Andersen LLP

CUSTODIAN

The Chase Manhattan Bank, N.A.

                                                          [Document No.        ]

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                  320 Park Avenue, New York, New York  10022
                                 (800) - 914-8716

                      STATEMENT OF ADDITIONAL INFORMATION
                              May 1, 1997



This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Mutual of America Institutional Funds, Inc. Prospectus dated May l, 1997 and retained for future reference.

A copy of the Prospectus to which this Statement of Additional Information relates is available at no charge by writing Mutual of America Institutional Funds, Inc. at the above address or by calling the telephone number listed above.


                               TABLE OF CONTENTS


                                                                         Page
                                                                         ----

GENERAL INFORMATION AND HISTORY..............................             SAI-2
INVESTMENT POLICIES AND LIMITATIONS..........................             SAI-2
INVESTMENT RESTRICTIONS......................................             SAI-8
MANAGEMENT OF THE INVESTMENT COMPANY.........................             SAI-9
INVESTMENT ADVISORY AND SUBADVISORY ARRANGEMENTS.............             SAI-12
ADMINISTRATIVE AGREEMENTS....................................             SAI-13
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................             SAI-14
PURCHASE AND PRICING OF SECURITIES...........................             SAI-14
YIELD AND PERFORMANCE INFORMATION............................             SAI-15
DESCRIPTION OF CORPORATE BOND RATINGS........................             SAI-16
ADDITIONAL DISCUSSION OF DIVIDENDS, DISTRIBUTIONS AND TAXES..             SAI-18
INDEPENDENT AUDITORS.........................................             SAI-21
LEGAL MATTERS................................................             SAI-21
CUSTODIAN....................................................             SAI-21
FINANCIAL STATEMENTS.........................................             SAI-21

                        GENERAL INFORMATION AND HISTORY

Mutual of America Institutional Funds, Inc. (the "Investment Company") is a diversified, open-end management investment company -- a type of company commonly known as a "mutual fund". It is registered as such under the Investment Company Act of 1940 (the "Investment Company Act"). The Investment
Company was formed on October 27, 1994 as a Maryland corporation.   As a
"series" type of mutual fund, the Investment Company issues separate classes (or series) of stock, each of which represents a separate fund of investments.
There are currently three funds: the All America Fund, the Bond Fund and the Money Market Fund.


                      INVESTMENT POLICIES AND LIMITATIONS

The following supplements the information contained in the Investment Company's Prospectus concerning the investment policies and limitations of its Funds. For information relating to the Funds' investment objectives, see "Investment Objectives and Policies of the Funds", and for information about the Adviser, see "Investment Advisory, Subadvisory and Administrative Arrangements" in the Prospectus and "Investment Advisory Arrangements" in this Statement of Additional Information.

NON-INVESTMENT GRADE DEBT SECURITIES ("JUNK BONDS")

The Bond Fund may, to a limited extent, invest in fixed-income securities which are rated in the lower rating categories of the nationally recognized rating services (Ba or lower by Moody's and BB or lower by Standard & Poor's), or unrated securities of comparable quality, sometimes referred to as high yield/high risk securities or as "junk bonds". Non-investment grade bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Non-investment grade bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Non-investment grade bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of non-investment grade bonds will be satisfied only after satisfaction of the claims of senior security holders. While the non-investment grade bonds in which the Bond Fund may invest normally would not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events would not occur after the Bond Fund purchases a particular security, in which case the Bond Fund may experience losses and incur costs.

Non-investment grade bonds tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of non-investment grade bonds than on higher-rated fixed-income securities. Like higher-rated fixed-income securities, non-investment grade bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the non-investment grade bond market, which may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for non-investment grade bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices the Bond Fund may receive for

                                     SAI-2
any non-investment grade bonds to be reduced, or might cause the Bond Fund to experience difficulty in liquidating a portion of its portfolio. Under such conditions, judgment may play a greater role in valuing certain of the Bond Fund's portfolio securities than in the case of securities trading in a more liquid market.

While the Funds other than the All America Fund do not purchase non-investment grade bonds, these Funds may invest to a limited extent in fixed-income securities that could subsequently become non-investment grade bonds as a result of impairment of the issuer's credit. In such instances, the Fund holding a junk bond will consider disposing of the non-investment grade bonds if, in management's judgment, it is in the Fund's best interest to do so.

Reference is made to "Investment Objectives and Policies of the Funds" in the Prospectus for a more complete discussion of the investment objectives and policies of the Investment Company.

MONEY MARKET INSTRUMENTS

The following is a description of the money market securities the Money Market Fund may invest in, and that the All America Fund and Bond Fund may invest in to the extent noted, as referred to in the Prospectus under "Investment Objectives and Policies of the Funds."

U.S. Government Obligations.  Securities issued or guaranteed as to principal
---------------------------
and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Student Loan Marketing Association, Maritime Administration, Small Business Administration and the Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, Federal Farm Credit Banks, Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Banks for Cooperatives. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

Shares of the Investment Company are not themselves insured or guaranteed by the United States Government or any agency thereof.

Certificates of Deposit.  Certificates of deposit are generally short-term,
-----------------------
interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits.  Time deposits are deposits in a bank or other financial
-------------
institution for a specified period of time at a fixed interest rate of which a negotiable certificate is not received.

Bankers' Acceptance.  A bankers' acceptance is a draft drawn on a commercial
-------------------
bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

                                     SAI-3

Commercial Paper. Commercial paper refers to short-term, unsecured promissory
----------------
notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Variable Amount Floating Rate Notes.  Variable floating rate notes are short-
-----------------------------------
term, unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a weekly basis.

Corporate Debt Securities.  Corporate debt securities with a remaining maturity
-------------------------
of less than one year tend to become extremely liquid and are traded as money market securities. Such issues with between one and two years remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer term issues.

REPURCHASE AGREEMENTS

Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than one year) subject to an obligation of the seller to repurchase (and the appropriate Fund to resell) the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. Accrued interest on the underlying security will not be included for purposes of valuing a Fund's assets.

Repurchase agreements have the characteristics of loans by a Fund, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The Funds enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in U.S. Government securities whose creditworthiness has been reviewed and found satisfactory by the management of the Investment Company, and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Funds may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund; in such event the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines.

OPTIONS AND FUTURES

As described in the Prospectus, the Funds noted may enter into transactions in options, futures contracts and options on futures contracts on securities and indexes of securities for hedging

                                     SAI-4
purposes only. With respect to options and futures, the Funds may engage in strategies which include buying and selling covered calls and puts and buying and selling call options on groups of securities and on the futures of groups of securities.

PUT AND CALL OPTIONS

A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays a Fund (the seller) a premium, which the Fund retains whether or not the option is exercised. The seller of the call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option will benefit a Fund if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Fund risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

A Fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option which it had previously sold on that security.
Depending on the premium for the call option purchased by the Fund, the Fund will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option a Fund (the purchaser) pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of the put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

A Fund may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the Fund, the Fund will realize a profit or loss on the transaction.

INDEX OPTIONS, FUTURES AND OPTIONS ON FUTURES

Index options, futures contracts and options on futures contracts can be used in anticipation of or in a general market or market sector decline that may adversely affect the market value of a Fund's portfolio of securities. To the extent that a Fund's portfolio of securities changes in value in correlation with a given stock index, hedging transactions in options, futures contracts or options on futures contracts could reduce the risk to the portfolio of a market decline, and, by so doing, provide an alternative to the liquidation of securities' positions in the portfolio with resultant transactions costs. The stock index underlying an option or futures contract assigns

                                     SAI-5
weighted values to the stocks involved in the index, and the value of the index fluctuates with changes in the market values of the stocks so included.

Options on stock indexes are based on indexes of securities such as the Standard & Poor's 100 Index, the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. Options on stock indexes, like options on individuals securities, are traded on national securities exchanges regulated by the Securities and Exchange Commission such as the Chicago Board Options Exchange, the American Stock Exchange and the New York Stock Exchange.

A futures contract on fixed income securities requires the seller to deliver, and the purchaser to accept delivery of, a stated quantity of a given type of fixed income security for a fixed price at a specified time in the future. A futures contract or option on a stock index provides for the making and acceptance of a cash settlement equal to the change in value of a hypothetical portfolio of stocks between the time the contract is entered into and the time it is liquidated, times a fixed multiplier. Futures contracts may be traded domestically only on exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"), such as the Chicago Board of Trade. All transactions are settled through the clearing house of the contract market, which acts as the guarantor of the performance of each party to all futures contracts cleared.

An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a "long" position in the underlying futures contract (in the case of a call option on a futures contract), or a "short" position in the underlying futures contract (in the case of a put option on a futures contract), at a fixed price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties are subject to all of the risks associated with the trading of futures contracts, such as payment of margin deposits.

Options on futures contracts are traded on the same contract markets as the underlying futures contracts, subject to the performance guarantee of the contract market clearing house. A futures contract or an option on a futures contract may be closed out prior to maturity or expiration by entering into a liquidating transaction in the same instrument on the contract market on which the original position was established.

Unlike a Fund purchasing or selling a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the Fund's custodian in the broker's name an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as "initial margin". The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called maintenance margin, to and from the broker, will be made on a daily or intraday basis as the price of the underlying instrument or stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as mark to market. For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has

                                     SAI-6
purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

RISKS ASSOCIATED WITH OPTIONS AND FUTURES

Transactions in options, futures contracts and options on futures contracts may increase a Fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with a Fund's investment objectives.

The trading of options, futures contracts and options on futures contracts also involves risks, in addition to those set forth in the Prospectus. For example, the trading of options on futures contracts entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Further, the ability to profit from the purchase of an option and liquidate the underlying futures contract, is subject to the risks of margin payments and the availability of a liquid market. With respect to options and options on futures contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. In writing a covered call option on a security or a stock index, the Funds also incur the risk that changes in the value of the instruments used to cover the position will not correlate precisely with changes in the value of the option or underlying the index or instrument.

The exchanges on which options, futures contracts and options on futures contracts are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers).

The opening of a futures position and the writing of an option are transactions which involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Because the Funds will engage in transactions in options, futures contracts and options on futures contracts on securities and indexes of securities for hedging purposes only, any losses incurred in connection with these transactions should, if the hedging strategy is successful, be offset by increases in the value of securities or other assets held by the Funds or decreases in the prices of securities or other assets the Fund intends to acquire. Were a Fund to write options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

Regulations of the CFTC require that a Fund enter into transactions in futures contracts and options on futures contracts for hedging purposes only or otherwise to limit its initial futures margins and related option premiums paid to an amount not to exceed 5% of the value of the Fund's assets, in order to assure that the Fund is not deemed to be a "commodity pool" and the Investment Company is not a "commodity pool operator" as defined in CFTC regulations.

                                     SAI-7

                            INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies and may not be changed without the approval of a majority of the outstanding voting shares of the affected Fund. No Fund will:

1. purchase or sell options or futures except those listed on a domestic exchange;

2. trade in foreign exchange, or invest in securities of foreign issuers if at the time of acquisition more than 20% of its total assets, taken at market value at the time of the investment, would be invested in such securities (see "Foreign Securities" in the Prospectus);

3. make an investment in order to exercise control of management over a company (either singly or together with any other Fund);

4.   underwrite the securities of other companies;

5. make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position;

6. purchase commodities or commodity contracts, except to the extent described in the Prospectus and herein with respect to futures and related options;

7. with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one institution), other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

8. with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

9. issue senior securities, except that each Fund may borrow as described in restriction 13 below (the issuance and sale of options and futures not being considered the issuance of senior securities) and except as permitted by the rules and regulations of the Investment Company Act or an exemption thereunder and with any required approval of the shareholders of the Investment Company;

10. make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of the Fund's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

11. purchase real estate or mortgages directly, except that the Equity Fund may buy shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system, and the Bond Fund may buy mortgage-backed debt issues;

                                     SAI-8

12. purchase any securities issued by any other investment company except as permitted under the Investment Company Act and in accordance with applicable state law;

13. purchase any security on margin, except for short-term credit necessary for clearance of portfolio transactions or in connection with permitted options and futures contracts, or borrow money, except from banks for temporary purposes, or pledge its assets unless to secure such borrowing. The Funds may borrow money from or pledge their assets to banks in order to transfer funds for various purposes, as required, without interfering with the orderly liquidation of securities in their portfolios, but not for leveraging purposes. Such borrowings may not exceed 5% of the value of a Fund's total assets at market value;

14. make loans, except loans of portfolio securities (not exceeding 30% of the value of its total assets at market value) or loans through entry into repurchase agreements (the purchase of publicly traded debt obligations not being considered the making of a loan);

15. invest more than 10% of its total assets in repurchase agreements or time deposits maturing in more than seven days or in portfolio securities not readily marketable; or

16. purchase oil, gas or mineral interests, except that the Funds may purchase securities of issuers that invest in oil, gas or mineral interests.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation.


                     MANAGEMENT OF THE INVESTMENT COMPANY

Directors and Officers
----------------------

The Directors of the Investment Company consist of six individuals, four of whom are not "interested persons" of the Investment Company as defined in the Investment Company Act of 1940. The Directors of the Investment Company are responsible for the overall supervision of the operations of the Investment Company and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940. The Board of Directors elects officers of the Investment Company annually.

The Directors and Officers of the Investment Company and their principal employment are as follows:

                                     SAI-9

                               Position Held with       Principal Occupations
Name and Address             the Investment Company    During Past Five Years
----------------             ---------------------     ----------------------

Kevin M. Kearney             Director                Partner, Wingate, Kearney &
Brooklyn, NY                                         Cullen (law firm).

Dolores J. Morrissey*        Chairman of the         President and Chief
Mutual of America            Board, President and    Executive Officer of Mutual
Securities Corporation       Director                of America Securities
320 Park Avenue                                      Corporation
New York, NY  10022                                  ("Distributor") since
                                                     August 1996; Executive
                                                     Vice President and
                                                     Assistant to the President
                                                     of the Adviser from March
                                                     1996 to December 1996;
                                                     President and Chief
                                                     Executive Officer of the
                                                     Adviser June 1994 - March
                                                     1996; Executive Vice
                                                     President and Chief
                                                     Investment Officer -
                                                     General Account of the
                                                     Adviser from September 1993
                                                     until June 1994. Executive
                                                     Vice President of Mutual of
                                                     America Life Insurance
                                                     Company ("Mutual of America
                                                     Life") until January 1994.

Fioravante G. Perrotta**     Director                Retired; Partner, Rogers &
New York, New York                                   Wells, law firm, until
                                                     January 1996.

John T. Sharkey              Director                Vice President--Corporate
New York, NY                                         National Accounts,  MCI
                                                     Communications.

John R. Silber               Director                Chancellor, Boston
Boston, MA                                           University.

Patrick J. Waide, Jr.        Director                Chief Operating Officer,
New York, New                                        Sullivan & Company, New
                                                     York, New York since
                                                     September 1996; Executive
                                                     Vice President and Chief
                                                     Financial Officer of the
                                                     Bessemer Group, Inc., and
                                                     Senior Vice President and
                                                     Chief Financial Officer of
                                                     Bessemer Securities, until
                                                     January 1996.

Manfred Altstadt             Senior Executive Vice   Senior Executive Vice
Mutual of America Life       President and           President and Chief
Insurance Company            Treasurer               Financial Officer since
320 Park Avenue                                      September 1993 of the
                                                     Adviser. Senior Executive
                                                     Vice President and Chief
                                                     Financial Officer of Mutual
                                                     of America Life and The
                                                     American Life Insurance
                                                     Company of New York
                                                     ("American Life").

Patrick A. Burns             Senior Executive Vice   Senior Executive Vice
Mutual of America Life       President, General      President and General
Insurance Company            Counsel                 Counsel since September
320 Park Avenue                                      1993 of the Adviser.
New York, NY  10022                                  Senior Executive Vice
                                                     President and General
                                                     Counsel of Mutual of
                                                     America Life and American
                                                     Life since February 1994.
                                                     Prior thereto, Executive
                                                     Vice President and General
                                                     Counsel of Mutual of
                                                     America Life and American
                                                     Life.

Amir Lear                    Senior Vice President   Senior Vice President,
Mutual of America            and Chief Financial     Office of the President of
Life Insurance Company       Officer                 Mutual of America since
320 Park Avenue                                      February 1994; prior
New York, NY 10022                                   thereto, Vice President of
                                                     Mutual of America; Senior
                                                     Vice President and Chief
                                                     Financial Officer of
                                                     Distributor.

Stanley M. Lenkowicz         Senior Vice             Senior Vice President and
Mutual of America Life       President, Deputy       Deputy General Counsel
Insurance Company            General Counsel and     since March 1995 of Mutual
320 Park Avenue              Secretary               of America Life; Senior
New York, NY  10022                                  Vice President and
                                                     Associate General Counsel
                                                     from October 1992 to March
                                                     1995.  Prior thereto, Vice
                                                     President and Counsel of
                                                     Home Life Insurance
                                                     Company.

-------------------

                                     SAI-10

--------------------

* Ms. Morrissey is an "interested person" within the meaning of the Investment Company Act.

**Rogers & Wells has provided legal services to Mutual of America Life within the last two fiscal years, and consequently Mr. Perrotta may be deemed an "interested person" within the meaning of the Investment Company Act.

The officers and directors of the Investment Company own none of its outstanding shares. The Investment Company has no Audit Committee.

Pursuant to the terms of the Investment Advisory Agreement described under the caption "Investment Advisory Arrangements", Mutual of America Capital Management Corporation, as investment adviser (the "Adviser"), pays all compensation of officers and employees, if any, of the Investment Company. All directors of the Investment Company who are affiliated persons of the Adviser or its affiliates serve without compensation. Set forth below is a table showing the compensation to be paid to the directors of the Investment Company during 1996.

                                                              Pension or          Estimated Annual      Total Compensation From
                               Aggregate Compensation     Retirement Benefits       Benefits Upon        Investment Company and
                              from Investment Company     Accrued as Part of         Retirement             Other Investment
                                                             Fund Expenses                                Companies in Complex
     Name of Director
------------------------------------------------------------------------------------------------------------------------------
Kevin M. Kearney                 $13,315 (2)                  None                   None                         $13,315 (2)
Dolores J. Morrissey                None (1)                  None                   None                            None (1)
Fioravante G. Perrotta              None (2)                  None                   None                            None (2)
John T. Sharkey                  $14,485 (2)                  None                   None                         $14,485 (2)
John R. Silber                   $15,625 (2)                  None                   None                         $15,625 (2)
Patrick J. Waide, Jr.            $ 7,877 (2)                                                                      $ 7,877 (2)
------------------------------------------------------------------------------------------------------------------------------

(1) As an employee of the Adviser and an "interested person" of the Investment Company, Ms. Morrissey serves as director of the Investment Company and of Mutual of America Investment Corporation without compensation.

(2) Directors who are not "interested persons" of the Investment Company receive from the Investment Company an annual retainer of $10,000, a fee of $750 for each Board or Committee meeting attended and business travel and accident insurance and life insurance. Mr. Perrotta, who is not an officer or employee of the Adviser or Mutual of America Life, will receive such retainer, meeting fee and insurance coverage (for total compensation of $15,142 in 1996) from the Adviser for so long as he may be deemed an "interested person" of the Investment Company. Mr. Waide was a director for only a portion of 1996.

As of the date of this Prospectus, the Adviser owned substantially all of the outstanding shares of the Investment Company. The Adviser has the right to vote its shares at any meeting of shareholders.

                                    SAI-11

               INVESTMENT ADVISORY AND SUBADVISORY ARRANGEMENTS

Investment Adviser. The Investment Company's investment adviser is Mutual of
------------------
America Capital Management Corporation (the "Adviser"), an indirect wholly-owned subsidiary of Mutual of America Life, 320 Park Avenue, New York, New York 10022, a New York corporation.


Subject at all times to the supervision and approval of the Investment Company's Board of Directors and except as discussed below under "Subadvisers", the Adviser renders investment advisory services with respect to the All America Fund and Bond Fund in a manner consistent with the stated investment policies, objectives and restrictions of the Funds. In connection therewith, the Adviser advises the Investment Company as to what investments should be purchased and sold and places orders for all such purchases and sales on behalf of the Investment Company. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940.

Advisory Fees. As compensation for its investment advisory services to each of
-------------
the Funds of the Investment Company, the Adviser will receive a fee calculated as a daily charge at the annual rates of .50% of the value of the net assets of the All America Fund; and .45% of the value of the net assets of the Bond Fund; and .20% of the value of the net assets of the Money Market Fund. The total amount of advisory fees paid in 1996 by the Investment Company to the Advisor was $232,287, of which $171,293 was paid by the All America Fund and $60,994 was paid by the Bond Fund.

Advisory Agreement. The Investment Advisory Agreement (the "Advisory Agreement")
------------------
was approved by a majority of the non-interested members of the Investment Company's Board of Directors (the "non-interested directors") on February 8, 1996 with respect to the Bond Fund on March 12, 1996 with respect to the All America Fund and on February 24, 1997 with respect to the Money Market Fund. The Advisory Agreement was approved by a vote of the Adviser, as the Fund's sole shareholder, on April 23, 1996. The Advisory Agreement will be submitted to a vote of the Investment Company's shareholders at the first meeting of shareholders following the effectiveness of the Registration Statement.

The Advisory Agreement terminates automatically in the event of its assignment or, with respect to any Fund, upon 60 days' notice given by the Investment Company's Board of Directors, by the Adviser or by majority vote (as defined in the Investment Company Act of 1940 and the rules thereunder) of the Fund's shares. Otherwise, the Advisory Agreement will continue in force with respect to any Fund for two years from its execution and thereafter so long as its continuance is approved at least annually by (i) a majority of the members of the Investment Company's Board of Directors, or (ii) a majority vote (as defined in the Investment Company Act of 1940 and the rules thereunder) of the Fund's shareholders; provided that in either event such continuance will also be approved by the vote of a majority of directors who are not interested persons (as defined in the Investment Company Act of 1940).

Under the Advisory Agreement, the Adviser agrees to provide investment management services to the Investment Company. Such services include performing investment research and evaluating pertinent economic, statistical and financial data; consultation with the Investment Company's Board of Directors and furnishing to the Investment Company's Board of Directors recommendations with respect to the overall investment plan; implementation of the overall investment plan, including carrying out decisions to acquire or dispose of investments; management of investments; reporting to the Investment Company's Board of Directors on a regular basis on the implementation of the investment plan and the management of investments; maintaining all required records; making arrangements for the safekeeping of assets; and providing office space facilities, equipment, material and personnel necessary to fulfill its obligations. The Adviser is responsible for all expenses incurred in performing the investment advisory services, including compensation of officers and payment of office expenses.

                                     SAI-12

Each Fund will pay all other expenses incurred in its operation, including brokers' commissions, transfer taxes and other fees relating to the Fund's portfolio transactions, independent directors' fees and expenses, fees and expenses of its independent certified public accountants and of its legal counsel, filing fees and expenses for the registration of the Investment Company or Fund shares under federal or state securities laws, the cost of the printing and mailing of semi-annual reports to shareholders, proxy statements, prospectuses, prospectus supplements and statements of additional information for existing shareholders and the costs of providing to the Distributor camera ready copies of such documents, the costs of meetings of shareholders, costs and fees of custodians, transfer agents, recordkeeping and other agents, any federal, state or local income or other taxes, any membership fees of the Investment Company Institute and similar organizations, fidelity bond and directors' and officers' liability insurance premiums, as well as any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. The Adviser voluntarily limits the expenses of each Fund, other than for brokers' commissions, transfer taxes and other fees relating to portfolio transactions and extraordinary expenses, to an annual rate of .85% of the value of net assets of the All America Fund and .70% of the value of net assets of the Bond Fund and .40% of the value of the net assets of the Money Market Fund. The Adviser may discontinue such policy at any time.

The Subadvisers. With respect to the management of approximately 30% of the
---------------
assets of the All America Fund (the "Active Assets"), the Adviser engages subadvisory services of three subadvisers--Palley-Needelman Asset Management, Inc. ("Palley-Needelman"), Oak Associates, Ltd., and Fred Alger Management, Inc. ("Alger Management"). Each Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940.

Each of the Subadvisers, with respect to the assets for which it acts as subadviser, shall, subject to the supervision of the Adviser and the Board of Directors of the Investment Company, render investment advisory services and assume the obligations including research, making recommendations and regular reports to the Board of Directors of the Investment Company, maintenance of records, and providing all the office space, facilities, equipment, material and personnel necessary to fulfull its obligations under the Subadvisory Agreement.

Subadvisory Fees. Each of the Subadvisory Agreements provides that the Adviser
----------------
will pay to the Subadviser an amount calculated daily at the following annual rates: Palley-Needelman, .30%; Oak Associates, .30%; and Alger Management, .45%; of the value of the net assets for which the Subadviser is providing investment advisory services. The fees paid by the Adviser to the Subadvisers during 1996 totaled $35,107, with $9,910 to Palley-Needelman, $10,835 to Oak Associates and $14,362 to Alger Management.

Subadvisory Agreements. The Subadvisory Agreements were approved by a majority
----------------------
of the non-interested directors on March 12, 1996. The Subadvisory Agreements with the Subadvisers for the All America Fund were approved by the Adviser, as the Fund's sole shareholder on April 23, 1996.

                           ADMINISTRATIVE AGREEMENTS

ACCOUNTING AND RECORDKEEPING AGENT

The Adviser serves as accounting and recordkeeping agent for the Funds. Under its Investment Accounting Agreement with the Investment Company, the Adviser performs accounting and recordkeeping functions related to portfolio transactions as required by the Investment Company Act, provides the Investment Company with accounting and related reports on a periodic basis, and calculates the net asset value of each Fund in the manner described in the Prospectus. As compensation for its services, the Adviser receives from each Fund a monthly base fee of $500 plus a monthly minimum fee of $2,000, or if an asset-based fee of .0225% of the Investment Company net assets would result in a fee greater than the aggregate of the Fund minimums, the Fund's proportion of the asset-based fee, and is reimbursed for out-of-pocket expenses it incurs in performing its services to the Investment Company.

TRANSFER AGENT

State Street Bank and Trust Company, Boston, Massachusetts ("State Street") serves as transfer agent and dividend disbursing agent for Fund shares. Under its Transfer Agency and Service Agreement with the Investment Company, State Street is obligated to maintain shareholder accounts to reflect purchases and redemptions of Fund shares; prepare and transmit payments for dividends and distributions declared by the Investment Company; mail proxy materials, shareholder reports and prospectuses to current shareholders; and prepare and mail account and confirmation statements for shareholders. For its services, State Street receives from each Fund a monthly maintenance fee based on the number of holders of Fund shares, ranging from a minimum of $1,000 per month for 0-15 shareholders to $2,500 per month for 51-200 shareholders, and a trade processing fee for each trade and is reimbursed for out-of-pocket expenses.

                                     SAI-13

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and the Subadvisers are responsible for decisions to buy and sell securities for the Funds of the Investment Company for which they provide advisory services as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. As a general matter, the Adviser and the Subadvisers select broker-dealers which, in their best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. The Adviser and the Subadvisers may place certain orders with affiliates, subject to the requirements of the Investment
Company Act of 1940. When purchasing or selling securities trading on the over-the-counter market, the Adviser and the Subadvisers will generally execute the transaction with a broker engaged in making a market for such securities.


During 1996, Fred Alger & Co., Inc., an affiliate of Alger Management, received brokerage commissions of $5,490, which represented approximately 10.7% of the total brokerage commissions paid by the Investment Company and approximately 5.8% of the aggregate dollars of transactions effected by the Investment Company.

Brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by the Adviser to the use and value of the data and to the quality of execution provided. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the Investment Company.

The Adviser, and each Subadviser, will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. The Adviser, and each Subadviser, uses these services in connection with all of its investment activities, and some of the data or services obtained in connection with the execution of transactions for the Investment Company may be used in managing other investment accounts. Conversely, data or services obtained in connection with transactions in other accounts may be used by the Adviser or a Subadviser in providing investment advice to the Investment Company. To the extent that the Adviser or a Subadviser uses research and statistical data services so obtained, its expenses may be reduced and or Subadviser such data has therefore been and is one of the factors considered by the Adviser, in determining its fee for investment advisory services.

At times, transactions for the Investment Company may be executed together with purchases or sales of the same security for other accounts of the Adviser. When making concurrent transactions for several accounts, an effort is made to allocate executions fairly among them. Transactions of this type are executed only when the Adviser or Subadviser believes it to be in the best interests of the affected Fund(s), as well as any other accounts involved. However, the possibility exists that concurrent executions may work out to the disadvantage of the Fund(s) involved.

Portfolio Turnover
------------------

Rate of portfolio turnover will not be a limiting factor when the Adviser or a Subadviser deems it appropriate to purchase or sell securities for a Fund. The portfolio turnover rate in any year will depend on market conditions.

The Bond Fund may realize short-term gains to the extent the Adviser considers such realizations to be advantageous in light of existing market conditions, which will increase portfolio turnover.

The Money Market Fund will seek maximum return on its assets by trading to take advantage of short-term market variations. For this reason, and because of the short-term nature of the money market instruments that will be purchased by the Fund, the Money Market Fund will probably have a high annual rate of portfolio turnover that cannot be predicted (although the Money Market Fund may be deemed not to have a calculable turnover rate for reporting purposes because all or most of its portfolio securities are excluded under the method of calculation of turnover rate prescribed by the Securities and Exchange Commission).

For the Active Assets of the All America Fund, the Adviser and Subadvisers generally will not hold all of the investments for an extended period. Since the Indexed Assets of the All America Fund will attempt to duplicate the investment results of the S&P 500 Index, it is expected that investments will be held generally for longer periods.

                       PURCHASE AND PRICING OF SECURITIES

The Investment Company will offer and sell its shares at each Fund's per share net asset value, determined in the manner set forth in the Prospectus. The methods used to value the assets of each Fund also are set forth in the Prospectus.

                                     SAI-14

                       YIELD AND PERFORMANCE INFORMATION

Performance information is computed separately for each Fund in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

Yield of the Money Market Fund. The Money Market Fund calculates a seven-day
------------------------------
"current yield" (eight days when the seventh prior day has no net asset value because the Investment Company is closed on that day) based on a hypothetical shareholder account containing one share at the beginning of the seven-day period. The return is calculated for the period by determining the net change in the hypothetical account's value for the period, excluding capital changes. The net change is divided by the share value at the beginning of the period to give the base period return. This base period return is then multiplied by 365/7 to annualize the yield figure, which is carried to the nearest one-hundredth of one percent.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the Money Market Fund are included in the hypothetical account for the beginning of the period but changes during the period are not included in the value for the end of the period. Values also reflect asset charges (for advisory fees) as well as brokerage fees and other expenses.

Current yields will fluctuate daily. Accordingly, yields for any given seven-day period do not necessarily represent future results. It should be remembered that yield depends on the type, quality, maturities and rates of return of the Money Market Fund's investments, among other factors. The Money Market Fund yield does not reflect the cost of insurance and other insurance company separate account charges. It also should not be compared to the yield of money market funds made available to the general public because they may use a different method to calculate yield. In addition, their yields are usually calculated on the basis of a constant one dollar price per share and they pay out earnings and dividends which accrue on a daily basis.

Calculation of Total Return and Average Annual Total Return.  Total Return with
-----------------------------------------------------------
respect to the shares of a Fund is a measure of the change in value of an investment in a Fund over the period covered, which assumes that any dividends or capital gains distributions are reinvested in that Fund's shares immediately rather than paid to the investor in cash. The formula for Total Return with respect to a Fund's shares used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment to the number of shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares on the last trading day of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and
(4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Average Annual Total Return is measured by annualizing Total Return over the period.

Calculation of Yield.  Yield of the shares of the Bond Fund will be computed by
--------------------
annualizing net investment income, as determined by the SEC's formula, calculated on a per share basis, for a recent 30-day (or one month) period and dividing that amount by the net asset value per share of the Fund on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) over such period and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Yield of the Fund will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses allocated to the Fund.

Performance Comparisons.  As noted above, each Fund may from time to time
-----------------------
include the Total Return, the Average Annual Total Return and Yield of its shares in advertisements or in information furnished to shareholders. The Money Market Fund may from time to time include the Yield and Effective Yield of its shares in information to shareholders.

Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services ("Lipper") as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized such as Barron's, Business Week, CDA Technologies, Inc., Changing Times, Dow Jones Industrial Average, Financial Planning, Financial World, Forbes, Fortune, Hulbert's Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

                                     SAI-15

The performance figures described above may also be used to compare the performance of a Fund's shares against certain widely recognized standards or indices for stock and bond market performance, as described below.


The All America Fund will be compared to the Standard & Poor's Composite
Index of 500 Stocks (the "S&P 500 Index"). The S&P 500 Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented at any one time are from a group that includes approximately 400 industrial, 60 utility and transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Bond Fund will be compared to the Lehman Brothers Government/Corporate Bond Index (the "Lehman Government/Corporate Index"), which is a measure of the market value of approximately 5,300 bonds each with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher ("investment grade") by a nationally recognized statistical rating agency.

In reports or other communications to shareholders, the Investment Company may also describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for a peer universe of funds which are described in this Statement of Additional Information, or (3) data developed by the Adviser derived from such indices or averages.


                     DESCRIPTION OF CORPORATE BOND RATINGS

Description of Corporate bond ratings of Moody's Investors Services, Inc.:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear

                                     SAI-16
adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of corporate bond ratings of Standard & Poor's Corporation:

AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is very strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB -- B -- CCC -- CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

                                     SAI-17

D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


          ADDITIONAL DISCUSSION OF DIVIDENDS, DISTRIBUTIONS AND TAXES

The discussion below supplements the discussion in the Prospectus under "Dividends, Distributions and Taxes", which an investor should also read. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of a Fund or its shareholders, and the tax discussion contained in the Prospectus and this Statement of Additional Information is not intended as a substitute for careful tax planning. Potential purchasers of shares of a Fund are urged to consult their tax advisers regarding specific questions as to federal, foreign state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund as well.

Due to investment laws in certain foreign countries, it is anticipated that a Fund's investments in equity securities in such countries may consist of shares of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. federal income tax purposes. The Fund may be subject to U.S. federal income tax, and an additional tax in the nature of interest, on a portion of distributions from such company and on gain from the disposition of such shares (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under proposed regulations the Fund would be able to elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares. Unrealized losses, however, would not be recognized. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.

Foreign currency gains or losses from certain debt instruments are generally treated as ordinary income or loss. These gains or losses will generally increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if losses of this nature exceed a Fund's other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary income dividend distributions. Any such distribution made before the losses were realized (but in the same taxable year) would be recharacterized as a return of capital to a Fund's shareholders, thereby reducing the shareholders' basis in the Fund's shares, and resulting in a capital gain for any shareholder who received a distribution greater than that shareholder's basis in the Fund's shares (assuming the shares were held as capital assets).

                                     SAI-18

Individuals are subject to graduated federal tax rates of 15%, 28%, 31%, 36% and 39.6% of their taxable incomes. Further, the marginal tax rate may be in excess of 39.6% due to adjustments that reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

Capital gains of individuals are subject to tax at the same rates applicable to ordinary income; however, the tax rate on capital gains of individuals cannot exceed 28%. Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward to future years.

Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, subject to a maximum additional tax of $100,000.

Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.


Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. The All America Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by the All America Fund for its taxable year that qualifies for the dividends received deduction. (Since all of the Bond Fund's ordinary income dividends is expected to be derived from earned interest and short-term capital gains, it is not anticipated that any portion of the ordinary income dividends of the Bond Fund will qualify for the dividends received deduction.)

Ordinary income dividends paid by a Fund to a shareholder that is nonresident alien or a foreign entity will be subject to a 30% U.S. withholding tax applicable to foreign persons, unless a reduced rate of withholding or a withholding exemption is provided under applicable law or an applicable tax convention between the United States and a particular foreign country.

Dividends and interest received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. These foreign taxes will reduce the amount of funds available for distributions by a Fund, but are included in the taxable income reported by the Fund's shareholders. Since stock and securities of foreign issuers will account for less than 50% of the assets of each Fund, the Fund's shareholders will not be able to claim a credit or deduction for these foreign taxes paid by a Fund.

A Fund may be required to withhold a 31% tax on ordinary income dividends, capital gains dividends and redemption payments made to certain shareholders ("backup withholding"). Generally, backup withholding will apply to a shareholder that has not furnished the Fund with a certified taxpayer identification number, that has furnished an incorrect taxpayer identification

                                     SAI-19
number, or in respect of which the Internal Revenue Service has notified the Fund that backup withholding is required.

Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of a Fund. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

In addition, ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by regulated investment companies which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

PRIVATE FOUNDATIONS:   Private foundations and their managers are subject to
excise taxes under the Code if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation in carrying out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment under this standard include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

A substantial percentage of investments of certain "private operating foundations", as defined in the Code, may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

Each manager of a private foundation should consult the manager's and the foundation's tax advisers regarding the foregoing considerations.

ENDOWMENT FUNDS:   Investment managers of endowment funds should consider
whether the acquisition by such funds of shares in the Funds is legally permissible. This is not a matter of federal law, but is determined under applicable state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted in various forms by a large number of states, participation in mutual funds or similar organizations, in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund, is permitted.

Each investment manager of an endowment fund should consult the endowment fund's counsel regarding the foregoing considerations.

RETIREMENT TRUSTS

General:   The Funds may accept investments from tax-qualified pension, profit-
-------
sharing or stock bonus plans, individuals retirement accounts ("IRAs"), governmental plans and units, and Taft-Hartley plans (all such entities hereinafter being referred to as "Retirement Trusts"). A fiduciary of a Retirement Trust other than a governmental plan or unit or an IRA (a "Qualified Plan") is

                                     SAI-20
subject to certain requirements under the Employee Retirement Income
Security Act of 1974, as amended ("ERISA"), including the discharge of duties solely in the interest of, and for the exclusive purpose of providing benefits to, the Qualified Plan's participants and beneficiaries. A fiduciary of a Qualified Plan is required to perform the fiduciary's duties with the care, skill, prudence and diligence under the then prevailing circumstances of a prudent person acting in a like capacity and familiar with such matters, to diversify investments so as to minimize the risk of large losses and to act in accordance with the Qualified Plan's governing documents where not inconsistent with ERISA. ERISA permits the Department of Labor to assess a civil penalty against a fiduciary of a Qualified Plan involved in a breach of fiduciary responsibility of up to 20% of the amount received by the Qualified Plan in connection therewith.

Prohibited Transactions:   ERISA also prohibits certain transactions between an
-----------------------
employee benefit plan and the parties in interest with respect to such plan (including fiduciaries). Under the Code, similar prohibitions apply to IRAs and all Qualified Plans. Furthermore, ERISA and the Code prohibit parties in interest (including fiduciaries) of a Qualified Plan or IRA from engaging in various acts of self-dealing such as dealing with assets of a Qualified Plan or an IRA for their own account or interest.

Investment Considerations:   In considering an investment in the Funds of a
-------------------------
portion of the assets of any Qualified Plan or IRA, a fiduciary should consider, among other factors: (a) whether the investment is permitted by the documents and instruments governing the Qualified Plan or IRA; (b) whether the investment satisfies the diversification requirements of Section 404(a)(1)(C) of ERISA, if applicable; (c) whether the investment provides sufficient liquidity to permit benefit payments to be made as they become due; (d) whether the investment is for the exclusive purpose of providing benefits to participants and their beneficiaries; and (e) whether the investment may constitute a "prohibited transaction" (within the meaning of Section 406 of ERISA and Section 4975(c) of the Code).

Each fiduciary of a Qualified Plan or IRA (and any other person subject to ERISA) should consult such person's tax or other advisers regarding the foregoing considerations.

                              INDEPENDENT AUDITORS

The financial statements included in this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

                                 LEGAL MATTERS

The legal validity of the shares described in the Prospectus has been passed on by Graham & James LLP, counsel for the Investment Company.

                                   CUSTODIAN

The Chase Manhattan Bank, N.A., New York, New York, acts as Custodian of the Investment Company's assets.

                         FINANCIAL STATEMENTS

Financial statements of the Investment Company for the year ended December 31, 1996 are included as follows:

  Portfolio Management Discussions............  1
  Portfolio of Investments in Securities:
     All America Fund.........................  2
     Bond Fund................................  15
  Statement of Assets and Liabilities.........  16
  Statement of Operations.....................  17
  Statements of Changes in Net Assets.........  18
  Financial Highlights........................  19
  Notes to Financial Statements...............  20
  Report of Independent Public Accountants....  23

                                     SAI-21

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

  We are pleased to provide Mutual of America Institutional Funds' first annual report to shareholders. The All America Fund and the Bond Fund commenced operations on May 1, 1996 and are designed principally as investment vehicles for endowments, foundations and other institutional investors. The investment philosophy of both funds is modeled after similarly named funds available under annuity contracts and variable universal life insurance policies issued by Mutual of America Life Insurance Company and The American Life Insurance Company of New York.
  The funds' performance for the eight months since inception fell below their respective indices, the S&P 500 Index and the Lehman Brothers Government/Corporate Index, which can be partially attributable to the time required to build the portfolios.
  The All America Fund's investment objective is to outperform the Standard & Poor's Composite Index of 500 Stocks by providing a diversified portfolio of assets with diversified management and a broad exposure to the market. It is comprised of several distinct segments which have specifically defined roles. The largest segment (approximately 60%) attempts to reflect the performance of the Standard & Poor's 500 Index ("S&P 500"). Four smaller segments, managed by three subadvisors and Mutual of America Capital Management each consisting of approximately 10% of the portfolio's total assets, comprise the remainder of the Fund. These segments concentrate in the following areas: small cap value, small cap growth, large cap value and mid to large cap growth.
  The All America Fund experienced a cumulative total return of 10.4% for the period May 1, 1996 to December 31, 1996, as compared to 14.9% for the S&P 500.
  The Bond Fund seeks a high level of return consistent with preservation of capital through investment in publicly traded investment grade debt securities. The Bond Fund experienced a cumulative total return of 5.0% for the period May 1, 1996 through December 31, 1996 as compared to 6.1% for the Lehman Brothers Government/Corporate Index.
  We look forward to participating productively in the equity and fixed income markets throughout 1997. Relative performance graphs are shown below. The respective portfolios of each fund and the financial statements are presented in the pages which follow.

                                      Sincerely,
                                                     LOGO
                                      Dolores J. Morrissey
                                      Chairman of the Board and President,
                                      Mutual of America Institutional Funds,
                                       Inc.



                                     LOGO

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1996
   The accompanying notes are an integral part of these financial statements.

                                                              SHARES    VALUE
                                                              ------ -----------
INDEXED ASSETS PORTION:
Common Stocks
 3Com Corporation............................................ 1,000  $    73,375
 Abbott Laboratories......................................... 4,600      233,450
 Adolph Coors Company........................................   200        3,800
 Advanced Micro Devices, Incorporated........................   800       20,600
 Aetna, Incorporated.........................................   900       72,000
 Ahmanson (H.F.) & Company...................................   600       19,500
 Air Products and Chemicals, Incorporated....................   700       48,388
 Airtouch Communications, Incorporated....................... 3,000       75,750
 Alberto Culver Company......................................   200        9,600
 Albertson's, Incorporated................................... 1,500       53,438
 Alcan Aluminium Limited..................................... 1,400       47,075
 Alco Standard Corporation...................................   800       41,300
 Alexander & Alexander Services, Inc.........................   300        5,213
 Allegheny Teledyne, Incorporated............................ 1,000       23,000
 Allergan, Incorporated......................................   400       14,250
 AlliedSignal Incorporated................................... 1,700      113,900
 Allstate Corporation........................................ 2,700      156,263
 Alltel Corporation.......................................... 1,100       34,513
 Aluminum Company of America (ALCOA)......................... 1,000       63,750
 Alza Corporation............................................   500       12,938
 Amdahl Corporation..........................................   700        8,488
 Amerada Hess Corporation....................................   600       34,725
 American Brands, Incorporated............................... 1,000       49,625
 American Electric Power Company............................. 1,100       45,238
 American Express Company.................................... 2,800      158,200
 American General Corporation................................ 1,200       49,050
 American Greetings Corporation..............................   400       11,350
 American Home Products...................................... 3,800      222,775
 American International Group, Incorporated.................. 2,800      303,100
 American Stores Company.....................................   900       36,788
 Ameritech Corporation....................................... 3,300      200,063
 Amgen, Incorporated......................................... 1,600       87,000
 Amoco Corporation........................................... 3,000      241,500
 AMP, Incorporated........................................... 1,300       49,888
 AMR Corporation.............................................   500       44,063
 Andrew Corporation..........................................   400       21,225
 Anheuser-Busch Companies, Incorporated...................... 3,000      120,000
 Aon Corporation.............................................   600       37,275
 Apple Computer, Incorporated................................   700       14,613
 Applied Materials, Incorporated............................. 1,100       39,531
 Archer-Daniels-Midland Company.............................. 3,300       72,600
 Armco, Incorporated.........................................   600        2,475
 Armstrong World Industries, Incorporated....................   200       13,900
 Asarco, Incorporated........................................   300        7,463
 Ashland Incorporated........................................   400       17,550
 AT&T Corporation............................................ 9,600      417,600
 Atlantic Richfield Company (ARCO)........................... 1,000      132,500
 Autodesk, Incorporated......................................   300        8,400
 Automatic Data Processing, Incorporated..................... 1,700       72,888
 Autozone Inc................................................ 1,000       27,500
 Avery Dennison Corporation..................................   600       21,225
 Avon Products, Incorporated.................................   800       45,700
 Baker Hughes, Incorporated..................................   900       31,050
 Ball Corporation............................................   200        5,200
 Baltimore Gas and Electric Company..........................   900       24,075
 Banc One Corporation........................................ 2,600      111,800
 Bank of Boston Corporation..................................   900       57,825
 Bank of New York Company, Incorporated...................... 2,300       77,625
 BankAmerica Corporation..................................... 2,100      209,475
 Bankers Trust New York Corporation..........................   500       43,125
 Bard (C.R.), Incorporated...................................   300        8,400
 Barnett Banks, Incorporated................................. 1,200       49,350
 Barrick Gold Corporation.................................... 2,100       60,375
 Battle Mountain Gold Company................................ 1,300        8,938

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1996
   The accompanying notes are an integral part of these financial statements.

                                                              SHARES    VALUE
                                                              ------ -----------
INDEXED ASSETS PORTION (CONTINUED):
Common Stocks (Continued)
 Bausch & Lomb, Incorporated.................................    300 $    10,500
 Baxter International Incorporated...........................  1,600      65,600
 Bay Networks, Incorporated..................................  1,200      25,050
 Becton, Dickinson & Company.................................    700      30,363
 Bell Atlantic Corporation...................................  2,600     168,350
 BellSouth Corporation.......................................  5,900     238,213
 Bemis Company, Incorporated.................................    300      11,063
 Beneficial Corporation......................................    300      19,013
 Bethlehem Steel Corporation.................................    700       6,300
 Beverly Enterprises.........................................    600       7,650
 Biomet, Incorporated........................................    700      10,588
 Black & Decker Corporation..................................    500      15,063
 Boatmen's Bancshares, Incorporated..........................    900      58,050
 Boeing Company..............................................  2,100     223,388
 Boise Cascade Corporation...................................    300       9,525
 Boston Scientific Corporation...............................  1,100      66,000
 Briggs & Stratton Corporation...............................    200       8,800
 Bristol-Myers Squibb Company................................  3,000     326,250
 Brown-Forman Corporation....................................    400      18,300
 Browning-Ferris Industries, Incorporated....................  1,300      34,125
 Brunswick Corporation.......................................    600      14,400
 Burlington Northern Santa Fe................................    900      77,738
 Burlington Resources, Incorporated..........................    700      35,263
 Cabletron Systems, Incorporated.............................    900      29,925
 Caliber System, Incorporated................................    200       3,850
 Campbell Soup Company.......................................  1,400     112,350
 Carolina Power & Light Company..............................    900      32,850
 Case Corporation............................................    400      21,800
 Caterpillar Incorporated....................................  1,100      82,775
 Centex Corporation..........................................    200       7,525
 Central & South West Corporation............................  1,300      33,313
 Ceridian Corporation........................................    400      16,200
 Champion International Corporation..........................    600      25,950
 Charming Shoppes, Incorporated..............................    600       3,038
 Chase Manhattan Corporation.................................  2,600     232,050
 Chevron Corporation.........................................  3,900     253,500
 Chrysler Corporation........................................  4,400     145,200
 Chubb Corporation...........................................  1,000      53,750
 CIGNA Corporation...........................................    400      54,650
 Cincinnati Milacron, Incorporated...........................    200       4,375
 CINergy Corporation.........................................    900      30,038
 Circuit City Stores, Incorporated...........................    600      18,075
 Cisco Systems, Incorporated.................................  3,900     248,138
 Citicorp....................................................  2,800     288,400
 Clorox Company..............................................    300      30,113
 Coastal Corporation.........................................    600      29,325
 Coca-Cola Company........................................... 14,800     778,850
 Cognizant Corp..............................................  1,000      33,000
 Colgate-Palmolive Company...................................    900      83,025
 Columbia Gas System, Incorporated...........................    300      19,088
 Columbia/HCA Healthcare Corporation.........................  4,000     163,000
 Comcast Corporation.........................................  2,000      35,625
 Comerica, Incorporated......................................    600      31,425
 Compaq Computer Corporation.................................  1,600     118,800
 Computer Associates International, Inc......................  2,200     109,450
 Computer Sciences Corporation...............................    500      41,063
 ConAgra, Incorporated.......................................  1,400      69,650
 Conrail, Incorporated.......................................    500      49,813
 Consolidated Edison Company of New York, Inc................  1,400      40,950
 Consolidated Natural Gas Company............................    600      33,150
 Cooper Industries, Incorporated.............................    600      25,275
 Cooper Tire and Rubber Company..............................    500       9,875
 Corestates Financial Corporation............................  1,300      67,438
 Corning, Incorporated.......................................  1,400      64,750

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1996
   The accompanying notes are an integral part of these financial statements.

                                                              SHARES    VALUE
                                                              ------ -----------
INDEXED ASSETS PORTION (CONTINUED):
Common Stocks (Continued)
 CPC International, Incorporated.............................   900  $    69,750
 Crane Company...............................................   300        8,700
 Crown Cork & Seal Company, Incorporated.....................   800       43,500
 CSX Corporation............................................. 1,300       54,925
 CUC International, Incorporated............................. 2,400       57,000
 Cummins Engine Company, Incorporated........................   200        9,200
 CVS Corporation.............................................   600       24,825
 Cyprus Amax Minerals Company................................   600       14,025
 Dana Corporation............................................   600       19,575
 Darden Restaurants, Incorporated............................   900        7,875
 Data General Corporation....................................   200        2,900
 Dayton Hudson Corporation................................... 1,300       51,025
 Dean Witter Discover and Company............................ 1,000       66,250
 Deere & Company............................................. 1,500       60,938
 Dell Computer Corporation................................... 1,100       58,438
 Delta Air Lines, Incorporated...............................   400       28,350
 Deluxe Corporation..........................................   500       16,375
 Digital Equipment Corporation...............................   900       32,738
 Dillard Department Stores, Incorporated.....................   700       21,613
 Dominion Resources, Incorporated............................ 1,100       42,350
 Donnelley (R.R.) & Sons Company.............................   900       28,238
 Dover Corporation...........................................   700       35,175
 Dow Chemical Company........................................ 1,500      117,563
 Dow Jones & Company, Incorporated...........................   600       20,325
 Dresser Industries, Incorporated............................ 1,100       34,100
 DSC Communications Corporation..............................   700       12,513
 DTE Energy Company..........................................   900       29,138
 Duke Power Company.......................................... 1,200       55,500
 Dun & Bradstreet Corporation................................ 1,000       23,750
 E. I. du Pont de Nemours and Company........................ 3,400      320,875
 Eastern Enterprises.........................................   100        3,538
 Eastman Chemical Company....................................   500       27,625
 Eastman Kodak Company....................................... 2,000      160,500
 Eaton Corporation...........................................   500       34,875
 Echlin, Incorporated........................................   400       12,650
 Echo Bay Mines Limited......................................   800        5,300
 Ecolab, Incorporated........................................   400       15,050
 Edison International........................................ 2,600       51,675
 EG&G, Incorporated..........................................   300        6,038
 Eli Lilly & Company......................................... 3,300      240,900
 EMC Corporation............................................. 1,400       46,375
 Emerson Electric Company.................................... 1,300      125,775
 Engelhard Corporation.......................................   900       17,213
 Enron Corporation........................................... 1,500       64,688
 ENSERCH Corporation.........................................   400        9,200
 Entergy Corporation......................................... 1,400       38,850
 Exxon Corporation........................................... 7,400      725,200
 Federal Express Corporation.................................   700       31,150
 Federal Home Loan Mortgage Corporation...................... 1,100      121,138
 Federal National Mortgage Association....................... 6,500      242,125
 Federated Department Stores, Incorporated................... 1,200       40,950
 Fifth Third Bancorp.........................................   600       37,688
 First Bank System, Incorporated.............................   800       54,600
 First Chicago NBD Corporation............................... 1,900      102,125
 First Data Corporation...................................... 2,700       98,550
 First Union Corporation..................................... 1,700      125,800
 Fleet Financial Group, Incorporated......................... 1,600       79,800
 Fleetwood Enterprises, Incorporated.........................   200        5,500
 Fleming Companies, Incorporated.............................   200        3,450
 Flour Corporation...........................................   500       31,375
 FMC Corporation.............................................   200       14,025
 Ford Motor Company.......................................... 7,100      226,313
 Foster Wheeler Corporation..................................   200        7,425
 FPL Group, Incorporated..................................... 1,100       50,600

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1996
   The accompanying notes are an integral part of these financial statements.

                                                              SHARES    VALUE
                                                              ------ -----------
INDEXED ASSETS PORTION (CONTINUED):
Common Stocks (Continued)
 Freeport-McMoRan Copper & Gold, Inc......................... 1,200  $    35,850
 Frontier Corp............................................... 1,100       24,888
 Fruit of the Loom, Incorporated.............................   500       18,938
 Gannett Company, Incorporated...............................   800       59,900
 Gap, Incorporated........................................... 1,700       51,213
 General Dynamics Corporation................................   400       28,200
 General Electric Company.................................... 9,800      968,913
 General Instrument Corporation..............................   800       17,300
 General Mills, Incorporated.................................   900       57,038
 General Motors Corporation.................................. 4,500      250,875
 General Re Corporation......................................   500       78,875
 General Signal Corporation..................................   300       12,825
 Genuine Parts Company.......................................   700       31,150
 Georgia Pacific Corporation.................................   500       36,000
 Giant Food, Incorporated....................................   400       13,800
 Giddings & Lewis, Incorporated..............................   200        2,575
 Gillette Company............................................ 2,700      209,925
 Golden West Financial Corporation...........................   300       18,938
 Goodrich (B.F.) Company.....................................   300       12,150
 Goodyear Tire & Rubber Company..............................   900       46,238
 GPU, Incorporated...........................................   700       23,538
 Grainger (W.W.), Incorporated...............................   300       24,075
 Great Atlantic & Pacific Tea Company, Incorp................   200        6,375
 Great Lakes Chemical Corporation............................   400       18,700
 Great Western Financial Corporation.........................   800       23,200
 Green Tree Financial Corporation............................   800       30,900
 GTE Corporation............................................. 5,700      259,350
 Guidant Corp................................................   400       22,800
 H&R Block, Incorporated.....................................   600       17,400
 Halliburton Company.........................................   700       42,175
 Harcourt General, Incorporated..............................   400       18,450
 Harnischfeger Industries, Incorporated......................   300       14,438
 Harrah's Entertainment, Incorporated........................   600       11,925
 Harris Corporation..........................................   200       13,725
 Hasbro, Incorporated........................................   500       19,438
 Heinz (H.J.) Company........................................ 2,200       78,650
 Helmerich & Payne, Incorporated.............................   100        5,213
 Hercules, Incorporated......................................   600       25,950
 Hershey Foods Corporation...................................   900       39,375
 Hewlett--Packard Company.................................... 6,100      306,525
 HFS, Incorporated...........................................   800       47,800
 Hilton Hotels Corporation................................... 1,500       39,188
 Home Depot, Incorporated.................................... 2,900      145,363
 Homestake Mining Company....................................   900       12,825
 Honeywell, Incorporated.....................................   800       52,600
 Household International, Incorporated.......................   600       55,350
 Houston Industries, Incorporated............................ 1,400       31,675
 Humana, Incorporated........................................ 1,000       19,125
 Illinois Tool Works, Incorporated...........................   700       55,913
 Inco, Limited............................................... 1,000       31,875
 Ingersoll-Rand Company......................................   700       31,150
 Inland Steel Industries, Incorporated.......................   300        6,000
 Intel Corporation........................................... 4,900      641,594
 Intergraph Corporation......................................   300        3,075
 International Business Machines Corp........................ 3,100      468,100
 International Flavors & Fragrances, Inc.....................   700       31,500
 International Paper Company................................. 1,800       72,675
 Interpublic Group of companies, Inc.........................   500       23,750
 ITT Corporation.............................................   700       30,363
 ITT Hartford Group, Incorporated............................   700       47,250
 ITT Industries..............................................   700       17,150
 J.P. Morgan & Company....................................... 1,100      107,388
 James River Corporation of Virginia.........................   500       16,563
 Jefferson-Pilot Corporation.................................   400       22,650

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1996
   The accompanying notes are an integral part of these financial statements.

                                                              SHARES    VALUE
                                                              ------ -----------
INDEXED ASSETS PORTION (CONTINUED):
Common Stocks (Continued)
 John H. Harland Company.....................................   200  $     6,600
 Johnson & Johnson........................................... 8,000      398,000
 Johnson Controls, Incorporated..............................   200       16,575
 Jostens, Incorporated.......................................   200        4,225
 Kaufman & Broad Home Corporation............................   200        2,575
 Kellogg Company............................................. 1,300       85,313
 Kerr-McGee Corporation......................................   300       21,600
 KeyCorp..................................................... 1,300       65,650
 Kimberly-Clark Corporation.................................. 1,700      161,925
 King World Productions Incorporated.........................   200        7,375
 Kmart Corporation........................................... 2,900       30,088
 Knight-Ridder Incorporated..................................   600       22,950
 Kroger Company..............................................   800       37,200
 Laidlaw Incorporated-Class B................................ 1,900       21,850
 Limited Incorporated........................................ 1,600       29,400
 Lincoln National Corporation................................   600       31,500
 Liz Claiborne Incorporated..................................   400       15,450
 Lockheed Martin Corporation................................. 1,200      109,800
 Loews Corporation...........................................   700       65,975
 Longs Drug Stores Incorporated..............................   100        4,913
 Louisiana-Pacific Corporation...............................   700       14,788
 Lousiana Land & Exploration Company.........................   200       10,725
 Lowe's Companies............................................ 1,000       35,500
 LSI Logic Corporation.......................................   800       21,400
 Lucent Technologies, Incorporated........................... 3,800      175,750
 Mallinckrodt Inc............................................   400       17,650
 Manor Care, Incorporated....................................   400       10,800
 Marriott International, Incorporated........................   800       44,200
 Marsh & McLennan Companies, Inc.............................   400       41,600
 Masco Corporation........................................... 1,000       36,000
 Mattel, Incorporated........................................ 1,600       44,400
 May Department Stores Company............................... 1,500       70,125
 Maytag Corporation..........................................   600       11,850
 MBIA Inc....................................................   300       30,375
 MBNA Corporation............................................ 1,300       53,950
 McDermott International, Incorporated.......................   300        4,988
 McDonald's Corporation...................................... 4,200      190,050
 McDonnell Douglas Corporation............................... 1,300       83,200
 McGraw-Hill Companies, Incorporated.........................   600       27,675
 MCI Communications Corporation.............................. 4,100      134,019
 Mead Corporation............................................   300       17,438
 Medtronic, Incorporated..................................... 1,400       95,200
 Mellon Bank Corporation.....................................   800       56,800
 Melville Corporation........................................   600       24,825
 Mercantile Stores Company, Incorporated.....................   200        9,875
 Merck & Company Incorporated................................ 7,200      570,600
 Meredith Corporation........................................   200       10,550
 Merrill Lynch & Company, Incorporated....................... 1,000       81,500
 MGIC Investment Corporation.................................   400       30,400
 Micron Technology, Incorporated............................. 1,200       34,950
 Microsoft Corporation....................................... 7,100      586,638
 Millipore Corporation.......................................   300       12,413
 Minnesota Mining and Manufacturing Company.................. 2,500      207,188
 Mobil Corporation........................................... 2,400      293,400
 Monsanto Company............................................ 3,500      136,063
 Moore Corporation Limited...................................   600       12,225
 Morgan Stanley Group, Incorporated..........................   900       51,413
 Morton International, Incorporated..........................   900       36,675
 Motorola, Incorporated...................................... 3,500      214,813
 NACCO Industries, Incorporated..............................   100        5,350
 Nalco Chemical Company......................................   400       14,450
 National City Corporation................................... 1,300       58,338
 National Semiconductor Corporation..........................   800       19,500
 National Service Industries.................................   300       11,213

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1996
   The accompanying notes are an integral part of these financial statements.

                                                              SHARES    VALUE
                                                              ------ -----------
INDEXED ASSETS PORTION (CONTINUED):
Common Stocks (Continued)
 NationsBank Corporation..................................... 1,700  $   166,175
 Navistar International Corporation..........................   400        3,650
 New York Times Company......................................   600       22,800
 Newell Company..............................................   900       28,350
 Newmont Mining Corporation..................................   600       26,850
 Niagara Mohawk Power Corporation............................   900        8,888
 NICOR, Incorporated.........................................   300       10,725
 Nike, Incorporated.......................................... 1,600       95,600
 NorAm Energy Corporation....................................   800       12,300
 Nordstrom, Incorporated.....................................   500       17,719
 Norfolk Southern Corporation................................   700       61,250
 Northern States Power Company...............................   400       18,350
 Northern Telecom Limited.................................... 1,500       92,813
 Northrop Grumman Corporation................................   300       24,825
 Norwest Corporation......................................... 2,200       95,700
 Novell, Incorporated........................................ 2,100       19,884
 Nucor Corporation...........................................   500       25,500
 NYNEX Corporation........................................... 2,600      125,125
 Occidental Petroleum Corporation............................ 2,000       46,750
 Ohio Edison Company.........................................   900       20,475
 ONEOK Incorporated..........................................   200        6,000
 Oracle Corporation.......................................... 3,900      162,825
 Oryx Energy Company.........................................   600       14,850
 Owens Corning...............................................   300       12,788
 P P & L Resources, Incorporated............................. 1,000       23,000
 PACCAR Incorporated.........................................   200       13,600
 Pacific Enterprises.........................................   500       15,188
 Pacific Gas and Electric Company............................ 2,500       52,500
 Pacific Telesis Group....................................... 2,600       95,550
 PacifiCorp.................................................. 1,800       36,900
 Pall Corporation............................................   700       17,850
 Pan Energy Corporation......................................   900       40,500
 Parker-Hannifin Corporation.................................   400       15,500
 Peco Energy Company......................................... 1,300       32,825
 Penny (J.C.) Corporation.................................... 1,400       68,250
 Pennzoil Corporation........................................   300       16,950
 Peoples Energy Corportation.................................   200        6,775
 Pep Boys-Manny Moe & Jack...................................   400       12,300
 Pepsico Incorporated........................................ 9,300      272,025
 Perkin-Elmer Corporation....................................   300       17,663
 Pfizer Incorporated......................................... 3,900      323,213
 Pharmacia & Upjohn Incorporated............................. 3,000      118,875
 Phelps Dodge Corporation....................................   400       27,000
 Philip Morris Companies, Incorporated....................... 4,900      551,863
 Phillips Petroleum Corporation.............................. 1,600       70,800
 Pioneer Hi-Bred International Incorporated..................   500       35,000
 Pitney Bowes Incorporated...................................   900       49,050
 Placer Dome Incorporated.................................... 1,400       30,450
 PNC Bank Corporation........................................ 2,000       75,250
 Polaroid Corporation........................................   300       13,050
 Potlatch Corporation........................................   200        8,600
 PPG Industries, Incorporated................................ 1,100       61,738
 Praxair Incorporated........................................   900       41,513
 Price/Costco Incorporated................................... 1,200       30,150
 Procter & Gamble Corporation................................ 4,100      440,750
 Providian Corporation.......................................   600       30,825
 Public Service Enterprise Group............................. 1,400       38,150
 Pulte Corporation...........................................   100        3,075
 Quaker Oats Company.........................................   800       30,500
 Ralston-Ralston Purina Group................................   600       44,025
 Raychem Corporation.........................................   300       24,038
 Raytheon Company............................................ 1,400       67,375
 Reebok International Limited................................   300       12,600
 Republic New York Corporation...............................   300       24,488

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1996
   The accompanying notes are an integral part of these financial statements.

                                                              SHARES    VALUE
                                                              ------ -----------
INDEXED ASSETS PORTION (CONTINUED):
Common Stocks (Continued)
 Reynolds Metals Company.....................................   400  $    22,550
 Rite Aid Corporation........................................   700       27,825
 Rockwell International Corporation.......................... 1,300       79,138
 Rohm & Haas Company.........................................   400       32,650
 Rowan Companies Incorporated................................   500       11,313
 Royal Dutch Petroleum-New York Shares....................... 3,200      546,400
 Rubbermaid Incorporated.....................................   900       20,475
 Russell Corporation.........................................   200        5,950
 Ryder System, Incorporated..................................   500       14,063
 Safeco Corporation..........................................   800       31,550
 Safety-Kleen Corporation....................................   300        4,913
 Salomon Incorporated........................................   700       32,988
 Santa Fe Energy Resources...................................   500        6,938
 Santa Fe Pacific Gold Corporation...........................   800       12,300
 Sara Lee Corporation........................................ 2,900      108,025
 SBC Communications, Incorporated............................ 3,600      186,300
 Schering-Plough Corporation................................. 2,200      142,450
 Schlumberger Limited........................................ 1,500      149,813
 Scientific-Atlanta Incorporated.............................   500        7,500
 Seagate Technology, Incorporated............................ 1,400       55,300
 Seagram Company Limited..................................... 2,200       85,250
 Sears Roebuck & Company..................................... 2,300      106,088
 Service Corporation International........................... 1,400       39,200
 Shared Medical Systems Corporation..........................   100        4,925
 Sherwin-Williams Company....................................   500       28,000
 Sigma-Aldrich...............................................   300       18,731
 Silicon Graphics Incorporated............................... 1,000       25,500
 Snap-On Incorporated........................................   400       14,250
 Sonat Incorporated..........................................   500       25,750
 Southern Company............................................ 4,000       90,500
 Southwest Airlines..........................................   900       19,913
 Springs Industries Incorporated-Class A.....................   100        4,300
 Sprint Corporation.......................................... 2,600      103,675
 St. Jude Medical Incorporated...............................   500       21,313
 St. Paul Companies..........................................   500       29,313
 Stanley Works...............................................   500       13,500
 Stone Container Corporation.................................   600        8,925
 Stride Rite Corporation.....................................   300        3,000
 Sun Company Incorporated....................................   400        9,750
 Sun Microsystems, Incorporated.............................. 2,200       56,513
 Suntrust Banks Incorporated................................. 1,300       64,025
 Supervalu Incorporated......................................   400       11,350
 Sysco Corporation........................................... 1,100       35,888
 Tandem Computers Incorporated...............................   700        9,625
 Tandy Corporation...........................................   300       13,200
 Tektronix Incorporated......................................   200       10,250
 Tele-Communications Incorporated............................ 4,000       52,250
 Tellabs, Incorporated....................................... 1,100       41,388
 Temple-Inland Incorporated..................................   300       16,238
 Tenet Healthcare Corporation................................ 1,300       28,438
 Tenneco Inc................................................. 2,000       90,250
 Texaco Incorporated......................................... 1,600      157,000
 Texas Instruments Incorporated.............................. 1,100       70,125
 Texas Utilities Company..................................... 1,300       52,975
 Textron Incorporated........................................   500       47,125
 Thermo Electron Corp........................................ 1,000       41,250
 Thomas & Betts Corporation..................................   300       13,313
 Time Warner Incorporated.................................... 3,400      127,500
 Times Mirror Company-Class A................................   600       29,850
 Timken Company..............................................   200        9,175
 TJX Companies, Incorporated.................................   500       23,688
 Torchmark Corporation.......................................   400       20,200
 Toys "R" Us Incorporated.................................... 1,600       48,000
 Transamerica Corporation....................................   400       31,600

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1996
   The accompanying notes are an integral part of these financial statements.

                                                             SHARES    VALUE
                                                             ------ -----------
INDEXED ASSETS PORTION (CONTINUED):
Common Stocks (Continued)
 Travelers Group Incorporated...............................  3,800 $   172,425
 Tribune Company............................................    400      31,550
 Trinova Corporation........................................    200       7,275
 TRW Incorporated...........................................    800      39,600
 Tupperware Corporation.....................................    400      21,450
 Tyco International Limited.................................    900      47,588
 Unicom Corporation.........................................  1,300      35,263
 Unilever NV................................................  1,000     175,250
 Union Camp Corporation.....................................    400      19,100
 Union Carbide Corp. Holding Company........................    800      32,700
 Union Electric Company.....................................    600      23,100
 Union Pacific Corporation..................................  1,500      90,188
 Union Pacific Resources Group, Inc.........................  1,500      43,875
 Unisys Corporation.........................................  1,000       6,750
 United Healthcare Corporation..............................  1,100      49,500
 United Technologies Corporation............................  1,400      92,400
 Unocal Corporation.........................................  1,500      60,938
 UNUM Corporation...........................................    400      28,900
 US Bancorp.................................................    900      40,444
 US Surgical Corporation....................................    400      15,750
 US West Communications Group...............................  2,900      93,525
 US West Media Group........................................  3,700      68,450
 USAir Group................................................    400       9,350
 USF&G Corporation..........................................    700      14,613
 USLIFE Corporation.........................................    200       6,650
 UST Incorporated...........................................  1,100      35,613
 USX-Marathon Group.........................................  1,700      40,588
 USX-U.S. Steel Group Incorporated..........................    500      15,688
 VF Corporation.............................................    400      27,000
 Viacom Incorporated--Class B...............................  2,100      72,450
 W.R. Grace & Company.......................................    500      25,875
 Wachovia Corporation.......................................  1,000      56,500
 Wal-Mart Stores Incorporated............................... 13,700     313,388
 Walgreen Corporation.......................................  1,500      60,000
 Walt Disney Company........................................  4,100     285,463
 Warner-Lambert Company.....................................  1,600     120,000
 Wells Fargo & Company......................................    600     161,850
 Wendy's International Incorporated.........................    800      16,400
 Western Atlas Incorporated.................................    300      21,263
 Westinghouse Electric Corporation..........................  2,500      49,688
 Westvaco Corporation.......................................    600      17,250
 Weyerhaeuser Company.......................................  1,200      56,850
 Whirlpool Corporation......................................    400      18,650
 Whitman Corporation........................................    600      13,725
 Willamette Industries......................................    300      20,850
 Williams Companies Incorporated............................    900      33,750
 Winn-Dixie Stores Incorporated.............................    900      28,463
 WMX Technologies Incorporated..............................  2,900      94,613
 Woolworth Corporation......................................    800      17,500
 WorldCom Incorporated......................................  2,400      62,550
 Worthington Industries.....................................    500       9,063
 Wrigley (WM) Jr. Company...................................    700      39,375
 Xerox Corporation..........................................  1,900      99,988
                                                                    -----------
Total Indexed Assets Portion--Common Stocks (Cost: $29,886,821)
 61.0%.............................................................  33,741,297
                                                                    -----------

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1996
   The accompanying notes are an integral part of these financial statements.

                                                             FACE
                                             RATE  MATURITY AMOUNT     VALUE
                                             ----  -------- ------- -----------
INDEXED ASSETS PORTION (CONTINUED):
Short-Term Debt Securities:
U.S. Treasuries/Agencies (0.2%)
 U.S. Treasury Bills........................ 5.00% 1/30/97  $50,000 $    49,801
 Federal Farm Credit........................ 5.50  1/22/97   40,000      39,871
                                                                    -----------
                                                                         89,672
                                                                    -----------
Total Indexed Assets Short-Term Debt Securities (Cost: $89,672)
 0.2%.............................................................       89,672
                                                                    -----------
Total Indexed Assets Portion (Cost: $29,976,493) 61.2%............   33,830,969
                                                                    -----------

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1996
   The accompanying notes are an integral part of these financial statements.

                                                              SHARES    VALUE
                                                              ------ -----------
ACTIVE PORTION:
Common Stocks
Basic Materials (0.9%)
 Delta & Pine Land Company................................... 11,700 $   374,400
 Millennium Chemicals, Incorporated*.........................  5,400      95,850
 Titanium Metals Corporation*................................  1,000      32,875
                                                                     -----------
                                                                         503,125
                                                                     -----------
Consumer, Cyclical (9.2%)
 American Greetings Corporation..............................  5,700     161,735
 Atlas Air, Incorporated*....................................    700      33,425
 Borg-Warner Automotive, Incorporated........................  6,500     250,250
 Brunswick Corporation.......................................  5,600     134,400
 Callaway Golf Company....................................... 15,000     431,250
 Cinar Films, Incorporated*..................................  2,700      70,200
 Compucom Systems, Incorporated*.............................  1,600      17,200
 CrosContinent Auto Retailers, Inc*..........................  1,600      33,400
 Designer Holdings Limited*..................................  1,400      22,575
 Eastman Kodak Company.......................................  2,000     160,500
 Fine Host Corporation*......................................  1,600      30,800
 Finlay Enterprises, Incorporated*...........................  6,700     103,850
 First Alert, Incorporated*..................................  8,200      27,675
 G & K Services, Incorporated-Class A........................  1,800      67,950
 Gannett Company, Incorporated...............................  1,800     134,775
 Golden Bear Golf, Incorporated*.............................  5,000      56,250
 Gucci Group N V-New York Shares.............................    500      31,938
 H&R Block, Incorporated.....................................  3,900     113,100
 Harold's Stores, Incorporated*..............................  3,000      43,125
 Jones Apparel Group, Incorporated*..........................  1,800      67,275
 Landrys Seafood Restaurants Inc*............................  4,000      85,500
 Loewen Group, Incorporated..................................  1,800      70,425
 Lone Star Steakhouse & Saloon*..............................  3,400      90,950
 May Department Stores Company...............................  2,400     112,200
 Midwest Express Holdings, Incorporated*.....................  4,700     169,200
 Nautica Enterprises, Incorporated*..........................  1,000      25,250
 Norton McNaughton, Incorporated*............................  7,500      63,750
 OfficeMax, Incorporated*....................................  3,200      34,000
 Petsmart, Incorporated*.....................................    900      19,688
 Ryder System, Incorporated..................................  4,300     120,938
 St. John Knits, Incorporated................................ 13,300     578,550
 Stage Stores Inc.*..........................................  1,200      21,900
 The Men's Wearhouse, Inc.*..................................  1,500      36,750
 The Sports Authority, Incorporated*.........................  3,800      82,650
 Tiffany & Company........................................... 17,600     644,600
 TJX Companies, Incorporated.................................    800      37,900
 Toll Brothers, Incorporated*................................  7,700     150,150
 Tommy Hilfiger Corporation*.................................    500      24,000
 Tower Automotive, Incorporated*............................. 10,400     325,000
 Unitog Company..............................................  6,800     185,300
 West Marine Inc.............................................  1,500      42,375
 Whirlpool Corporation.......................................  2,100      97,913
 Xerox Corporation...........................................  1,900      99,988
                                                                     -----------
                                                                       5,110,650
                                                                     -----------
Consumer, Non-Cyclical (4.0%)
 Access Health, Incorporated*................................  1,000      44,750
 American Stores Company.....................................  4,900     200,283
 Biochem Pharma, Incorporated*...............................  1,000      50,250
 CompDent Corporation*.......................................  1,600      56,400
 ConAgra, Incorporated.......................................  3,200     159,200
 CONMED Corporation*.........................................  5,300     108,650
 ESC Medical Systems Limited*................................  2,000      51,000
 Heartport, Incorporated*....................................  1,500      34,313
 Hologic, Incorporated*......................................  3,600      89,100
 Intercardia, Incorporated*..................................    500      10,750
 Kimberly-Clark Corporation..................................  1,400     133,350

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1996
   The accompanying notes are an integral part of these financial statements.

                                                              SHARES    VALUE
                                                              ------ -----------
ACTIVE PORTION (CONTINUED):
Common Stocks (Continued)
Consumer, Non-Cyclical (Continued)
 Lincare Holdings, Incorporated*.............................  1,300 $    53,300
 Mentor Corporation..........................................  2,100      61,950
 Novartis AG-ADR*............................................  2,240     127,864
 Pharmacia & Upjohn Incorporated*............................  4,300     170,388
 Philip Morris Companies, Incorporated.......................  1,700     191,463
 PhyCor, Incorporated*.......................................  1,500      42,563
 Physician Sales & Service, Incorporated*....................  2,900      41,688
 Serologicals Corporation*...................................  1,700      60,138
 Sola International, Inc.*...................................  9,800     372,400
 Steris Corporation*.........................................  2,000      87,000
 Target Therapeutics, Incorporated*..........................  1,300      54,600
                                                                     -----------
                                                                       2,201,400
                                                                     -----------
Energy (1.7%)
 Kerr-McGee Corporation......................................  1,900     136,800
 Mobil Corporation...........................................  1,000     122,250
 Oceaneering International, Incorporated*.................... 11,600     184,150
 Repsol SA...................................................  5,000     190,625
 Royal Dutch Petroleum-New York Shares.......................    800     136,600
 Union Pacific Resources Group, Inc..........................  1,947      56,950
 USX-Marathon Group..........................................  5,600     133,700
                                                                     -----------
                                                                         961,075
                                                                     -----------
Financial (3.8%)
 Ahmanson (H.F.) & Company...................................  4,700     152,750
 American International Group, Incorporated*.................  2,500     270,625
 Aon Corporation.............................................  1,400      86,975
 Citicorp....................................................  4,100     422,300
 Fleet Financial Group, Incorporated.........................  2,900     144,638
 Keystone Financial, Incorporated*...........................  6,750     168,750
 Loews Corporation...........................................  1,500     141,375
 NationsBank Corporation.....................................  2,300     224,825
 Providian Corporation.......................................  2,700     138,712
 Summit Bancorp..............................................  6,000     262,500
 The Money Store, Incorporated...............................  4,000     110,500
                                                                     -----------
                                                                       2,123,950
                                                                     -----------
Industrial (5.5%)
 AGCO Corporation............................................  5,300     151,713
 Applied Materials, Incorporated*............................  4,100     147,344
 Burlington Northern Santa Fe................................  1,400     120,925
 Checkfree Corporation*......................................  6,300     107,888
 Coach USA, Incorporated*....................................  6,400     185,600
 Crown Cork & Seal Company, Incorporated.....................  2,600     141,375
 Cymer, Incorporated*........................................  2,000      96,250
 Employee Solutions Inc*.....................................  3,000      61,500
 Factset Research Systems, Incorporated*.....................  2,021      42,449
 First Data Corporation......................................  7,800     284,700
 Foster Wheeler Corporation..................................  3,600     133,650
 Greenfield Industries, Incorporated.........................  3,800     116,375
 Hardinge, Incorporated......................................  6,300     167,736
 Leasing Solutions Inc*......................................  3,000      77,250
 Masco Corporation...........................................  4,500     162,000
 Metromail Corporation*......................................  1,200      21,900
 National Data Corporation...................................    700      30,450
 Parker-Hannifin Corporation.................................  2,900     112,375
 PMT Services, Incorporated*.................................  1,200      21,000
 Quick Response Services, Incorporated*......................  1,800      51,300
 Quintiles Transnational Corporation*........................    700      46,375
 RailTex, Incorporated*......................................  3,900      98,475
 Rural/Metro Corporation*....................................  1,300      46,800
 Sealed Air Corporation*.....................................  1,200      49,950
 Union Pacific Corporation...................................  2,300     138,288

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1996
   The accompanying notes are an integral part of these financial statements.

                                                              SHARES    VALUE
                                                              ------ -----------
ACTIVE PORTION (CONTINUED):
Common Stocks (Continued)
Industrial (Continued)
 Uniphase Corp*..............................................  1,000 $    52,500
 United Waste Systems, Incorporated*.........................  3,000     103,125
 USA Waste Services, Incorporated*...........................  3,800     121,125
 Waters Corporation*.........................................  1,000      30,375
 Whittman--Hart Incorporated*................................  2,800      71,750
 Wyman-Gordon Company*.......................................  1,000      22,250
                                                                     -----------
                                                                       3,014,793
                                                                     -----------
Technology (12.6%)
 3Com Corporation*........................................... 11,900     873,156
 Adaptec, Incorporated.......................................  1,800      72,000
 Ascend Communications, Incorporated*........................  1,400      86,975
 Atmel Corporation*..........................................  8,500     281,563
 Auspex Systems, Incorporated*...............................  1,500      17,438
 Bay Networks, Incorporated*.................................  8,700     181,613
 Cascade Communications Corporation..........................  1,000      55,125
 CBT Group PLC*..............................................  1,500      81,375
 Cellpro, Incorporated*......................................  3,100      38,750
 Checkpoint Systems, Incorporated*...........................  2,000      49,500
 Cisco Systems, Incorporated*................................ 12,200     776,225
 Citrix Systems, Incorporated*...............................  1,400      54,688
 Clintrials Research, Incorporated*..........................    900      20,475
 Compaq Computer Corporation*................................  5,200     386,100
 Compuware Corporation*......................................  1,700      85,213
 Curative Health Services Inc*...............................  2,200      60,913
 DSP Communications Inc*.....................................  3,900      75,563
 Electronics For Imaging*....................................  1,200      98,700
 Glenayre Technologies, Incorporated*........................  1,800      38,813
 Greenwich Air Services, Incorporated*.......................  2,100      46,725
 Incyte Pharmaceuticals, Incorporated*.......................  1,500      77,250
 Infinity Financial Technology*..............................  1,500      25,875
 Information Management Resources*...........................  1,700      35,913
 Informix Corporation*.......................................  2,000      40,750
 Inso Corporation*...........................................    400      15,900
 Integrated Systems Inc*.....................................  2,000      52,000
 Intel Corporation*..........................................  5,200     680,875
 International Business Machines Corp........................  1,400     211,400
 Learning Company, Incorporated*.............................  3,000      43,125
 Linear Technology Corporation...............................  5,500     241,313
 Logicon Inc.................................................  2,000      73,000
 Maxim Integrated Products, Incorporated*....................  5,300     229,225
 Medic Computer Systems, Incorporated*.......................  2,500     100,781
 Minnesota Mining and Manufacturing Company..................  1,900     157,463
 Motorola, Incorporated......................................  2,800     171,850
 Network Appliance, Incorporated*............................    600      30,525
 Parametric Technology*......................................  2,600     133,575
 Picturetel Corp.*...........................................  3,000      78,000
 Raster Graphics, Incorporated*..............................  6,100      72,438
 Raytheon Company*...........................................  2,400     115,500
 S3 Incorporated*............................................  2,000      32,500
 Structural Dynamics Research Corporation*...................  4,000      80,000
 Sun Microsystems, Incorporated.............................. 15,800     405,863
 Systemsoft Corporation*.....................................  2,000      29,750
 Tellabs, Incorporated*......................................  3,600     135,450
 U.S. Robotics Corporation*..................................  2,000     144,000
 VideoServer, Incorporated*..................................  2,400     102,000
 Xilinx, Incorporated*.......................................  1,400      51,538
                                                                     -----------
                                                                       6,948,769
                                                                     -----------
Utilities (1.0%)
 British Telecommunications*.................................    900      61,763
 Edison International........................................  3,500      69,562
 LCI International, Incorporated*............................  1,800      38,700

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1996
   The accompanying notes are an integral part of these financial statements.

                                                             SHARES    VALUE
                                                             ------ -----------
ACTIVE PORTION (CONTINUED):
Common Stocks (Continued)
Utilities (Continued)
 MCI Communications Corporation............................. 4,400  $   143,825
 Pacific Gas and Electric Company........................... 2,800       58,800
 SBC Communications, Incorporated........................... 2,400      124,200
 Tele Danmark A/S........................................... 1,900       51,775
                                                                    -----------
                                                                        548,625
                                                                    -----------
Total Active Portion--Common Stocks (Cost: $19,747,093)
 38.7%......................................................         21,412,387
                                                                    -----------

-------
* Non-income producing security.

                                                             FACE
                                             RATE  MATURITY AMOUNT     VALUE
                                             ----  -------- ------- -----------
Short-Term Debt Securities
U.S. Treasuries/Agencies (0.1%)
 U.S. Treasury Bills........................ 5.17% 2/13/97  $10,000 $     9,938
 Federal Farm Credit........................ 5.50  1/22/97   45,000      44,856
                                                                    -----------
                                                                         54,794
                                                                    -----------
Total Active Portion Short-Term Debt Securities (Cost: $54,794)
 0.1%.............................................................       54,794
                                                                    -----------
Total Active Portion (Cost: $19,801,887) 38.8%....................   21,467,181
                                                                    -----------
Total Investments (Cost: $49,778,380) (100.0%)....................  $55,298,150
                                                                    ===========

            MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1996
   The accompanying notes are an integral part of these financial statements.

                                                             FACE
                                           RATE  MATURITY   AMOUNT      VALUE
                                           ----  -------- ---------- -----------
LONG-TERM DEBT SECURITIES:
U.S. Treasuries/Agencies (74.4%)
 U.S. Treasury Note....................... 8.00%  3/31/01 $3,500,000 $ 3,523,520
 U.S. Treasury Note....................... 6.25   2/15/03  3,500,000   3,495,625
 U.S. Treasury Note....................... 6.50   5/15/05  4,000,000   4,026,880
 U.S. Treasury Note....................... 7.13   2/15/23  2,000,000   2,088,120
 U.S. Treasury Note....................... 6.75   8/15/26    500,000     503,750
 Federal Home Loan Mortgage Corp. ........ 8.00   7/15/06    476,505     488,713
 Federal Home Loan Mortgage Corp. ........ 7.50   5/15/18    400,000     407,000
 Federal National Mtge Corp. ............. 7.75  10/25/18    867,462     877,758
                                                                     -----------
                                                                      15,411,366
                                                                     -----------
Industrial (2.3%)
 Costco Wholesale Corp. .................. 5.75   5/15/02    500,000     485,000
                                                                     -----------
Utilities (2.5%)
 Oklahoma Gas & Electric Co. ............. 8.88   12/1/20    500,000     511,460
                                                                     -----------
Total Long-Term Debt Securities (Cost: $16,153,331) (79.2%)........   16,407,826
                                                                     -----------
SHORT-TERM DEBT SECURITIES:
U.S. Treasuries/Agencies (17.1%)
 U.S. Treasury Note....................... 5.50   9/30/97  3,500,000   3,499,440
 Federal Farm Credit...................... 5.50   1/22/97     45,000      44,856
                                                                     -----------
                                                                       3,544,296
                                                                     -----------
Commercial Paper (3.7%)
 Ford Motor Credit Corp. ................. 5.38    1/2/97    210,000     209,969
 General Electric Capital Corp. .......... 5.42    1/3/97    387,000     386,883
 Interstate Power Corp. .................. 5.33   1/14/97    159,000     158,695
                                                                     -----------
                                                                         755,547
                                                                     -----------
Total Short-Term Debt Securities (Cost: $4,292,016) (20.8%)........    4,299,843
                                                                     -----------
Total Investments (Cost: $20,445,347) 100.0%.......................  $20,707,669
                                                                     ===========

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                            AS OF DECEMBER 31, 1996
   The accompanying notes are an integral part of these financial statements.

                                                        ALL AMERICA    BOND
                                                           FUND        FUND
                                                        ----------- -----------
Assets:
Investments at market value
  (Cost:
   All America Fund $49,778,380;
   Bond Fund $20,445,347).............................. $55,298,150 $20,707,669
Cash...................................................     310,618         927
Interest and dividends receivable......................      78,779     307,936
Receivable for securities sold.........................       6,194         --
                                                        ----------- -----------
Total Assets...........................................  55,693,741  21,016,532
Payable for securities purchased.......................     180,900         --
Accrued expenses.......................................         150          10
                                                        ----------- -----------
Net Assets............................................. $55,512,691 $21,016,522
                                                        =========== ===========
Shares Outstanding.....................................   5,057,069   2,074,219
                                                        =========== ===========
Net Asset Value Per Share..............................      $10.98      $10.13
                                                        =========== ===========

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                            STATEMENT OF OPERATIONS
         MAY 1, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996
   The accompanying notes are an integral part of these financial statements.

                                                       ALL AMERICA     BOND
                                                          FUND         FUND
                                                       -----------  ----------
Investment Income: (Note 1)
  Dividends..........................................  $  609,125   $      --
  Interest...........................................      10,303      858,702
                                                       ----------   ----------
Total Investment Income..............................     619,428      858,702
                                                       ----------   ----------
Expenses: (Note 2)
  Investment management fees.........................     171,293       60,994
  Directors' (independent) fees and expenses.........      18,703       18,702
  Custodian expenses.................................      32,400        3,600
  Accounting expenses................................      13,200       13,200
  Professional fees..................................      20,250        6,750
  Registration fees..................................      17,280        6,720
  Other..............................................      26,518       12,268
                                                       ----------   ----------
Total Expenses before reimbursement..................     299,644      122,234
Expense reimbursement................................      (8,453)     (27,354)
                                                       ----------   ----------
Net Expenses.........................................     291,191       94,880
                                                       ----------   ----------
Net Investment Income................................     328,237      763,822
                                                       ----------   ----------
Net Realized and Unrealized Gain (Loss) on Invest-
 ments (Note 1):
Net realized gain (loss) on investments:
  Net proceeds from sale.............................   9,165,543    1,601,487
  Cost of securities sold............................   9,613,305    1,610,182
                                                       ----------   ----------
Net realized gain (loss).............................    (447,762)      (8,695)
Realized gain (loss) on short-term securities........        (192)         (71)
                                                       ----------   ----------
Net realized gain (loss) on investments..............    (447,954)      (8,766)
Net unrealized appreciation on investments...........   5,519,770      262,322
                                                       ----------   ----------
Net Realized and Unrealized Gain (Loss) on Invest-
 ments...............................................   5,071,816      253,556
                                                       ----------   ----------
Net Increase In Net Assets Resulting From Operations.  $5,400,053   $1,017,378
                                                       ==========   ==========

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
         MAY 1, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996
   The accompanying notes are an integral part of these financial statements.

                                                       ALL AMERICA     BOND
                                                          FUND         FUND
                                                       -----------  -----------
From Operations:
  Net investment income..............................  $   328,237  $   763,822
  Net realized gain (loss) on investments............     (447,954)      (8,766)
  Net unrealized appreciation on investments.........    5,519,770      262,322
                                                       -----------  -----------
Net Increase in Net Assets Resulting From Operations.    5,400,053    1,017,378
                                                       -----------  -----------
Dividend Distributions:
  From net investment income.........................     (325,235)    (758,821)
                                                       -----------  -----------
Capital Share Transactions (Note 4):
  Net proceeds from sale of shares...................   50,137,638   20,123,533
  Dividend reinvestments.............................      325,235      758,821
  Cost of shares redeemed............................      (25,000)    (124,389)
                                                       -----------  -----------
Net Increase in Net Assets From Capital Share Trans-
 actions.............................................   50,437,873   20,757,965
                                                       -----------  -----------
Net Increase in Net Assets...........................  $55,512,691  $21,016,522
Net Assets, Beginning of Period......................          --           --
                                                       -----------  -----------
Net Assets, End of Period............................  $55,512,691  $21,016,522
                                                       ===========  ===========
Components of Net Assets:
  Paid-in capital....................................  $50,437,873  $20,757,965
  Accumulated undistributed net realized gain (loss)
   on investments....................................     (447,954)      (8,766)
  Accumulated undistributed net investment income....        3,002        5,001
  Unrealized appreciation (depreciation) on invest-
   ments.............................................    5,519,770      262,322
                                                       -----------  -----------
Net Assets, End of Period............................  $55,512,691  $21,016,522
                                                       ===========  ===========

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
  FOR THE PERIOD MAY 1, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996

                                                            ALL AMERICA  BOND
                                                               FUND      FUND
                                                            ----------- ------
Net Asset Value, Beginning of Period.......................   $10.00    $10.01
                                                              ------    ------
Income from investment operations:
  Net investment income....................................      .06       .38
  Net gains or losses on securities (realized and
   unrealized).............................................      .98       .12
                                                              ------    ------
Total from Investment Operations...........................     1.04       .50
                                                              ------    ------
Less dividend distributions:
  From net investment income...............................     (.06)     (.38)
  From capital gains.......................................      --        --
                                                              ------    ------
Total Distributions........................................     (.06)     (.38)
                                                              ------    ------
Net Asset Value, End of Period.............................   $10.98    $10.13
                                                              ======    ======
Total return (%) (a) (b)...................................     10.4       5.0
Net assets, end of period ($ millions).....................     55.5      21.0
Ratio of net investment income to average net assets (%)...      .95      5.63
Ratio of expenses to average net assets (%)................      .87       .90
Ratio of expenses to average net assets after expense
 reimbursement (%) (Note 2)................................      .85       .70
Portfolio turnover rate (%) (c)............................     9.33     17.85
Average commission rate paid ($) (d).......................    .0483       N/A

-------
(a) Not annualized.
(b) Total return would have been lower had certain expenses not been reduced through expense reimbursement (Note 2)
(c) Portfolio turnover rate excludes all U.S. Government and short-term securities.
(d) Average commission rate paid per share of common and preferred stock. N/A = Not Applicable.


   The accompanying notes are an integral part of these financial statements.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT POLICIES AND ORGANIZATION

  Mutual of America Institutional Funds, Inc. (the "Investment Company") was incorporated on October 27, 1994 under the laws of Maryland and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company (a mutual fund) currently issuing two series of common stock representing shares of the All America Fund and the Bond Fund. Each fund has its own investment objective and policies. Shares of the funds of the Investment Company are offered on a no-load basis through its distributor, Mutual of America Securities Corporation, a registered broker-dealer and affiliate of the Investment Company's investment management adviser, Mutual of America Capital Management Corporation.

  The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, municipalities and other public entities and other institutional investors.

  The Investment Company commenced operations on May 1, 1996, (the effective date of its registration) although the Bond Fund was initially seeded with a $100,000 cash investment on April 23, 1996 by its sponsor, Mutual of America Capital Management Corporation (a registered investment adviser).

  These financial statements present the net assets of the Investment Company at December 31, 1996 and the results of its operations and changes in net assets for the period May 1, 1996 to December 31, 1996.

  Security Valuation--Investment securities are valued as follows:

    Equity securities are valued at the last sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price on the principal exchange is used. For any equity securities traded in the over-the-counter market
  (OTC), the security is valued at the last sale price, or if no sale, at the latest bid price available.

    Short-term securities with a maturity of 60 days or less are valued at amortized cost, which approximates market for such securities. Short-term debt securities maturing in excess of 60 days are stated at market value.

    Debt securities are valued at a composite fair market value "evaluated bid," which may be the last sale price. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith by the Investment Adviser under the direction of the Board of Directors of the Investment Company.

  Security Transactions--Security transactions are recorded on the trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividend income from foreign corporations is reflected net of imposed source tax withholding.

  Realized gain and loss on the sale of short and long-term debt securities is computed on the basis of amortized cost at the time of sale. Realized gain and loss on the sale of common stock is based on the identified cost basis of the security determined on a first-in, first-out ("FIFO") basis.

  Federal Income Taxes--The Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

2. EXPENSES AND OTHER TRANSACTIONS WITH AFFILIATES

  Organizational expenses of the Investment Company were borne by its sponsor, Mutual of America Capital Management Corporation, the investment management adviser of the Company.

  The Investment Company has entered into an Investment Advisory Agreement with Mutual of America Capital Management Corporation ("the Adviser"). For providing investment management services to the Investment Company each fund accrues a fee, calculated as a daily charge at the annual rate of .50% of the value of the net assets for the All America Fund and .45% of the value of the net assets of the Bond Fund.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

  Under Sub-Advisory Agreements for the All America Fund, the Adviser has delegated investment advisory responsibilities to subadvisors responsible for providing management services for a portion of the fund's assets. The Adviser is responsible for compensation payable under such Sub-Advisory Agreements.

  The Adviser voluntarily limits the expenses of each Fund, other than brokers' commissions, transfer taxes and other fees relating to portfolio transactions, investment management expenses and extraordinary expenses to an annual rate of .35% of the value of the net assets of the All America Fund and
 .25% of the net assets of the Bond Fund. Accrual of these other operating expenses at their respective specified annual rates is calculated as a daily charge. Settlement of fees accrued (both investment management and other operating expenses) is paid by each fund to the Adviser on or about month-end.

  The Adviser's voluntary agreement to limit each fund's total expenses (excluding brokerage commissions, transfer taxes/fees and extraordinary expenses) to an annual rate of .85% of the net assets of the All America Fund and .70% of the net assets of the Bond Fund may be discontinued at any time.

  The All America Fund placed a portion of its portfolio transactions with an affiliated broker-dealer of the Adviser. Total commissions paid to this affiliate was $3,462 for the period or 6% of total commissions. In addition, a Sub-Advisor of the Fund placed a portion of its portfolio transactions with its affiliated broker-dealer. Such commissions amounted to $5,090 or 8% of the Fund's total commissions.

3. PURCHASES AND SALES

  The cost of investment purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities for the period ended December 31, 1996 were as follows:

                                                     ALL AMERICA      BOND
                                                         FUND         FUND
                                                     ------------ ------------
     Cost of investment purchases................... $ 59,277,684 $    969,875
                                                     ============ ============
     Proceeds from sales of investments............. $  9,163,543 $     96,528
                                                     ============ ============
     The cost of investment purchases and proceeds
      from sales of U.S. Government securities were
      as follows:
      Cost of investment purchases.................. $        --  $ 20,267,291
                                                     ============ ============
      Proceeds from sales of investments............ $        --  $  1,504,939
                                                     ============ ============

  At December 31, 1996, the net unrealized appreciation (depreciation) of investments, based on cost for Federal income tax purposes, was as follows:

                                                        ALL AMERICA    BOND
                                                           FUND        FUND
                                                        ----------- -----------
     Unrealized appreciation........................... $ 7,292,780 $   279,172
     Unrealized depreciation...........................   1,773,010      16,850
                                                        ----------- -----------
     Net unrealized appreciation (depreciation)........ $ 5,519,770 $   262,322
                                                        =========== ===========
     Aggregate cost of investments for Federal income
      tax purposes..................................... $49,778,380 $20,445,347
                                                        =========== ===========

4. CAPITAL SHARE ACTIVITY

  At December 31, 1996 one billion shares of $.01 par value common stock have been authorized for the Investment Company. The Board of Directors has allocated 25 million shares and 15 million shares, respectively, to the All America Fund and Bond Fund.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

  Transactions in shares during the period ending December 31, 1996 were as follows:

                                                         ALL AMERICA   BOND
                                                            FUND       FUND
                                                         ----------- ---------
     Shares sold........................................  5,029,363  2,011,622
     Shares issued as reinvestment of dividends (Note
      5)................................................     30,167     75,089
     Shares redeemed....................................     (2,461)   (12,492)
                                                          ---------  ---------
     Net increase (decrease)............................  5,057,069  2,074,219
                                                          =========  =========

  As at December 31, 1996 virtually all of the Investment Company's outstanding shares were owned by Mutual of America Life Insurance Company, the ultimate parent of the Adviser.

5. DIVIDENDS

  On June 28, 1996 and December 31, 1996 dividend distributions were declared and paid from accumulated net investment income to shareholders of record on June 27, 1996 and December 30, 1996, respectively. Pursuant to shareholders' instructions, all dividend distributions were immediately reinvested in additional shares of each respective fund (see Note 4 above) as follows:

                                                           ALL AMERICA   BOND
                                                              FUND       FUND
                                                           ----------- --------
     Distributions from:
       Net investment income..............................  $325,235   $758,821
       Net realized capital gains.........................       --         --
                                                            --------   --------
     Total dividend distributions.........................  $325,235   $758,821
                                                            ========   ========
     Dividend amounts per share...........................  $   .064   $   .377
                                                            ========   ========

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Mutual of America Institutional Funds, Inc.:

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments in securities, of Mutual of America Institutional Funds, Inc. (a Maryland Corporation) comprising the All America and the Bond Funds as of December 31, 1996, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period May 1, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmations of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the All America and the Bond Funds of Mutual of America Institutional Funds, Inc. as of December 31, 1996, and the results of its operations, changes in its net assets and the financial highlights for the period May 1, 1996 (commencement of operations) to December 31, 1996, in conformity with generally accepted accounting principles.
LOGO

New York, New York
February 21, 1997

                                     PART C
                               OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)     Financial Statements:
             --------------------

             Financial Highlights table, include in the Prospectus, for May 1, 1996 (commencement of operations) to December 31, 1996. Financial Statement as of December 31, 1996 included in the Statement of Additional Information.

     (b)     Exhibits:
             --------

       1.    Articles of Incorporation of Mutual of America
             Institutional Funds, Inc. (the Fund), the
             Registrant(1)

       2.    By-Laws of the Fund(1)

       3.    Not applicable

       4.    Not applicable

       5(a)  Form of Investment Advisory Agreement between the
             Fund and Mutual of America Capital Management Corporation as amended (the Adviser)

       5(b) Form of Subadvisory Agreement between the Adviser and Fred Alger Management, Inc. (3)

       5(c) Form of Subadvisory Agreement between the Adviser and Oak Associates, Ltd. (3)

       5(d) Form of Subadvisory Agreement between the Adviser and Palley-Needelman Asset Management, Inc. (3)

       6. Form of Distribution Agreement between the Fund and Mutual of America Securities Corporation (the
             Distributor)(1)

       7.    Not applicable

       8.    Form of Custody Agreement between the Fund and The
             Chase Manhattan Bank, N.A.(2)

       9(a) Form of Transfer Agency and Service Agreement between the Fund and State Street Bank and Trust
             Company (2)

        (b) Form of Investment Accounting Agreement between the Fund and Mutual of America Capital Management Corporation.

      10.    Opinion and Consent of Graham & James LLP

      11(a)  Consent of Arthur Andersen LLP

      11(b)  Powers of Attorney of Amir Lear and Patrick J. Waide, Jr.

      12.    Not applicable

       13.       *

       14.       Not applicable

       15.       Not applicable

       16.       Not applicable
--------------------

(1) Included in the Registration Statement filed with the Commission on December 22, 1994.

(2) Included in Pre-Effective Amendment No. 2 and No. 3 filed with the Commission on January 23 and 29, 1996, respectively.

(3) Included in Pre-Effective Amendment No. 4 filed with the Commission on March 15, 1996.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

The Adviser is an indirect wholly-owned subsidiary of Mutual of America Life Insurance Company (Mutual of America Life). Mutual of America Life is a New York mutual life insurance company, and as such no person has the direct or indirect power to control Mutual of America Life except by virtue of a person's capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America Life has the right to vote for the election of directors of Mutual of America Life at annual elections and upon other corporate matters where policyholders' votes are taken. Set forth on the following page is a diagram of the companies owned directly or indirectly by Mutual of America Life.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES
          -------------------------------

As of the date hereof, there were 2 record owners of securities registered pursuant to this Registration Statement.

ITEM 27.  INDEMNIFICATION
          ---------------

Articles of Incorporation of the Fund.  The Articles of Incorporation of the
-------------------------------------
Fund provide in substance that no director or officer of the Fund shall be liable to the Fund or its shareholders for money damages, unless the director or officer is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office.

By-Laws of the Fund.  The By-Laws of the Fund provide for the indemnification of
-------------------
present and former officers and directors of the Fund against liability by reason of service to the Fund, unless the officer or director is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (Disabling Conduct). No indemnification shall be made to an officer or director unless there has been a final adjudication on the merits, a dismissal of a proceeding for insufficiency of evidence of Disabling Conduct, or a reasonable determination has been made that no Disabling Conduct occurred. The Fund may advance payment of expenses only if the officer or director to be indemnified undertakes to repay the advance unless indemnification is made and if one of the following applies: the officer or director provides a security for his or her undertaking, the Fund is insured against losses from any lawful advances, or a reasonable determination has been made that there is reason to believe the officer or director ultimately will be entitled to indemnification.

Insurance.  Coverage for officers and directors of the Adviser, Distributor and
---------
the Fund is provided under an Investment Management Insurance policy issued by American International Specialty Lines Insurance Company, with excess coverage by Chubb Custom Insurance Company, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the policy per year is $10 million, with a $200,000 deductible per entity insured and a $1,000 deductible for individual insureds.

By-Laws of the Adviser.  The By-Laws of Mutual of America Capital Management
----------------------
Corporation, the Fund's Adviser, provide for the indemnification by the Corporation of present and former directors and officers of the Corporation and of any organization for which service is rendered at the request of the Corporation and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. If in connection with a derivative suit a covered person shall have been adjudged to be liable to the Corporation, indemnification shall not be made unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is entitled to indemnity. Thus, the officers and directors of the Fund and the Adviser are indemnified by the Adviser for their services in connection with the Fund to the extent set forth in the By-Laws.

By-Laws of the Distributor.  The By-Laws of Mutual of America Securities
--------------------------
Corporation, the principal underwriter and distributor for the Fund, provide for the indemnification by the Corporation of present and former directors and officers of the Corporation and of any organization for which service is rendered at the request of the Corporation and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. If in connection with a derivative suit a covered person shall have been adjudged to be liable to the Corporation, indemnification shall not be made unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is entitled to indemnity. Thus, the officers and directors of the Distributor are indemnified by the Distributor for their services in connection with the Fund to the extent set forth in the By-Laws.

Undertaking
-----------

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS
          -----------------------------------------------------

Mutual of America Capital Management Corporation (the Adviser) is the investment adviser to the Fund and is registered as an investment adviser under the Investment Advisers Act of 1940. The names, addresses and positions with the Adviser of each director and officer of the Adviser are set forth below.


                               Positions with          Principal Occupation
           Name                    Adviser            During Past Two Years
---------------------------  -------------------  ------------------------------

Thomas J. Moran              Director, Chairman    President and Director,
320 Park Avenue              of the Board          Mutual of America Life; Chief
NY, NY 10022                                       Executive Officer, Mutual of
                                                   America Life, since October
                                                   1994

Manfred Altstadt             Senior Executive      Senior Executive Vice
320 Park Avenue              Vice President and    President and Chief Financial
NY, NY 10022                 Chief Financial       Officer of Mutual of America
                             Officer               Life and American Life

F. Harlan Batrus             Director              Partner, Lazard Freres
30 Rockefeller Plaza
NY, NY 10020

Roger E. Birk                Director              Past President and Director,
Merrill Lynch                                      Federal National Mortgage
77 Broad Street                                    Association; Chairman
Red Bank, NJ  07701                                Emeritus, Merrill Lynch & Co.
                                                   Inc.

Robert X. Chandler           Director              Retired; formerly President,
National Retiree                                   United Way of Massachusetts
Center Volunteer                                   Bay, Inc.
Weston, MA 02193

Nathaniel A.  Davis          Director              Chief Operating Officer, MCI
8521 Leesburg Pike                                 Metro
Vienna, VA  22182

Anthony F. Earley            Director              President and Chief Operating
Detroit Edison Company                             Officer, Detroit Edison;
2000 Second Avenue                                 prior thereto, President and
Room 2407 WCB                                      Chief Operating Officer, Long
Detroit, MI 48226                                  Island Lighting Company
                                                   (LILCO)

William H. Gates             Director              Partner, Preston Gates &
5500 Columbia Center                               Ellis, Attorneys
701 Fifth Avenue
Seattle, WA  98104

William T. Knowles           Director              Consultant
Orr's Island, ME 04066

Walter A. McDougal           Director              Former Chairman and
Garden City, NY 11530                              President, Richmond Hill
                                                   Savings Bank

John W. Davidson             President and Chief   President and Chief Executive
320 Park Avenue              Executive Officer     Officer of the Adviser since
NY, NY 10022                                       March 1996; President and
                                                   Chief Executive Officer,
                                                   Munich Re Capital Management
                                                   Co., March 1994 to January
                                                   1995; prior thereto, Vice
                                                   President, Fixed Income
                                                   Portfolios, Bankers Trust
                                                   Company

Patrick A. Burns             Senior Executive      Senior Executive Vice
320 Park Avenue              Vice                  President and General Counsel
NY, NY 10022                 President and         of Mutual of America Life and
                             General Counsel       American Life



Stephanie J. Kopp            Executive Vice        Executive Vice President and
320 Park Avenue              President and         Secretary of Mutual of
NY, NY 10022                 Corporate Secretary   America Life and American
                                                   Life

Andrew L. Heiskell           Executive Vice        Executive Vice President of
320 Park Avenue              President             the Adviser
NY, NY 10022

Roger C. Ferrara             Senior Vice          Senior Vice President, Mutual
320 Park Avenue              President            of America Life
NY, NY 10022

Frederick M. Gallagher       Senior Vice          Senior Vice President of the
320 Park Avenue              President            Adviser since July 1995;
NY, NY 10022                                      prior thereto, consultant

Jon J. LaBerge               Senior Vice          Senior Vice President of the
320 Park Avenue              President/           Adviser since November 1996;
NY, NY 10022                 Administration       prior thereto, Vice President
                                                  of Global Retirement &
                                                  Securities Services, Bankers
                                                  Trust Company

Nancy McAvey                 Senior Vice          Senior Vice President of the
320 Park Avenue              President            Adviser
NY, NY 10022

I. Charles Rinaldi           Senior Vice          Vice President of the Adviser
320 Park Avenue              President            until July 1995
NY, NY 10022

Paul Travers                 Senior Vice          Vice President of the Adviser
320 Park Avenue              President            until March 1996; Senior Vice
NY, NY 10022                                      President, Mutual of America
                                                  Life

David Wood                   Senior Vice          Vice President of the Adviser
320 Park Avenue              President            until July 1995
NY, NY 10022

Aline Couture                Vice President       Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Karen Greenburg              Vice President       Vice President of the Adviser
320 Park Avenue                                   since August 1996; prior
NY, NY 10022                                      thereto, Associate Director of
                                                  Domestic Equities Evaluation
                                                  Associates

Doris Klug                   Vice President       Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Jonathan Lee                 Vice President/      Vice President of the Adviser
320 Park Avenue              Quantitative         since February 1997; prior
NY, NY 10022                 Analyst              thereto, Vice President/Equity
                                                  Analyst for BEA Associates

Charles McCaghey             Vice President       Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Eli Salzman                  Vice President       Vice President of the Adviser
320 Park Avenue                                   since April 1996; prior
NY, NY 10022                                      thereto, Vice President,
                                                  Mitchell Hutchins Asset
                                                  Management Inc.

Robert H. Stewart            Vice President       Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Gary P. Wetterau             Vice President       Vice President of the Adviser
320 Park Avenue                                   since August 1995; prior
NY, NY 10022                                      thereto, Portfolio Manager at
                                                  M.D. Sass Investors Services,
                                                  Inc.


      Each of Palley-Needelman Asset Management, Inc. ("Palley-Needelman"), Oak Associates, Ltd. ("Oak Associates") and Fred Alger Management, Inc. ("Alger Management") is a subadviser for a portion of the Active Assets of the All America Fund allocated to it. Each subadviser is registered as an investment adviser under the Investment Advisers Act of 1940. The names, addresses and positions of each director and officer of each subadviser are incorporated by reference to the Form ADV of the subadviser filed with the Securities and Exchange Commission, as set forth below.

      Palley-Needelman Asset Management, Inc., Form ADV, SEC File No. 801-9755.


      Oak Associates, Ltd., Form ADV, SEC File No. 801-23632.

      Fred Alger Management, Inc., Form ADV, SEC File No. 801-06709.


ITEM 29.  PRINCIPAL UNDERWRITERS
          ----------------------

(a) Mutual of America Securities Corporation (the "Distributor"), a Delaware corporation, is the principal underwriter and distributor for Fund shares.

(b) The names of the officers and directors of the Distributor, and their positions with the Distributor and the Fund, are as follows:

           Name              Position with Distributor   Position with the Fund
---------------------------  -------------------------  ------------------------

Thomas J. Moran              Chairman of the Board           ----
                             and Director

Dolores J. Morrissey         President and CEO          President and Director

Amir Lear                    Senior Vice President      Senior Vice President
                             and CFO                    and CFO

Manfred Altstadt             Senior Executive Vice      Senior Executive Vice
                             President, Treasurer and   President, Treasurer
                             Director                   and Director

Patrick A. Burns             Senior Executive Vice      Senior Executive Vice
                             President, General         President, General
                             Counsel and Director       Counsel and Director

Salvatore R. Curiale         Senior Executive Vice           ----
                             President and Director


Stephanie J. Kopp            Executive Vice President,       ----
                             Secretary and Director

Howard Lichtenstein          Director                        ----

Thomas J. Moran              Director                        ----

William S. Conway            Executive Vice                  ----
                             President/Marketing

Edward Wenzel                Senior Vice                     ----
                             President/Marketing

Paul J. Costagliola          Vice President and              ----
                             Compliance Officer


Joseph Bartus                Second Vice President/          ----
                             Marketing

(c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
         --------------------------------

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, will be maintained by the Adviser at its offices at 320 Park Avenue, New York, New York 10022 or with its custodian.

ITEM 31.  MANAGEMENT SERVICES          Not applicable
          -------------------

ITEM 32.  UNDERTAKINGS
          ------------

The Fund hereby undertakes to submit to a vote of shareholders of the Fund the election of directors of the Fund, ratification of the selection of accountants and approval of the Investment Advisory Agreement at the first regular or special meeting of shareholders following the offering of shares of the Fund.

The Fund hereby undertakes, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by applicable law and regulations.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 26th day of February, 1997.


                                   MUTUAL OF AMERICA
                                   INSTITUTIONAL FUNDS, INC.
                                     (Registrant)



                                    By:  /s/ Dolores J. Morrissey
                                         ------------------------
                                    Title: President



     Pursuant to the requirement of the Securities Act of 1933, this amendment to Registration Statement has been signed below by the following persons in the capacities indicated on February 26, 1997.

        Signatures                        Title
---------------------------  --------------------------------

/s/ Dolores J. Morrissey     President and Director
---------------------------  (Principal Executive Officer)
    Dolores J. Morrissey

           *                 Director
---------------------------
    Kevin M. Kearney

           *                 Director
---------------------------
    Fioravante G. Perrotta

           *                 Director
---------------------------
    John T. Sharkey

           *                 Director
---------------------------
    John R. Silber


          *
---------------------------
Patrick J. Waide, Jr.

                             Senior Vice
                             President, and Chief
                             Financial Officer
/s/ Amir Lear                (Principal Financial and
---------------------------  Accounting Officer)
    Amir Lear


           *                 Senior Executive Vice President
---------------------------  and General Counsel
    Patrick A. Burns


*By: /s/ Dolores J. Morrissey
      -----------------------
         Dolores J. Morrissey
         Attorney-in-fact

                                 EXHIBIT INDEX

     Exhibit No.
     -----------
                                                           Page



      5(a) Form of Investment Advisory Agreement between the Fund and Mutual of America Capital Management Corporation, as amended

      9(b) Form of Investment Accounting Agreement between the Fund and Mutual of America Capital Management Corporation.

      10     Opinion and Consent of Graham & James LLP

      11(a)  Consent of Arthur Andersen LLP

      11(b)  Powers of Attorney of Amir Lear and Patrick J. Waide, Jr.

      27.1   Financial Data Schedule for the All America Fund

      27.2   Financial Data Schedule for the Bond Fund